   (ICON)

     The
Target Portfolio
    Trust

    (GRAPHIC)

  Annual Report
December 31, 1999

     (LOGO)

(ICON)

The Target Portfolio Trust

Table of Contents

                                                    Page

Shareholder Letter                                   2

Portfolio of Investments:
 Large Capitalization Growth Portfolio               8
 Large Capitalization Value Portfolio                10
 Small Capitalization Growth Portfolio               14
 Small Capitalization Value Portfolio                17
 International Equity Portfolio                      22
 International Bond Portfolio                        25
 Total Return Bond Portfolio                         27
 Intermediate-Term Bond Portfolio                    31
 Mortgage Backed Securities Portfolio                35
 U.S. Government Money Market Portfolio              37

Statements of Assets and Liabilities                 38
Statements of Operations                             40
Statements of Changes in Net Assets                  42
Financial Highlights                                 44
Notes to Financial Statements                        51
Report of Independent Accountants                    56
Federal Income Tax Information                       57
Supplementary Proxy Information                      58
Target's Shareholder Services                        61

Dear Target Shareholder:
Economies around the world began to recover in 1999 as a global financial crisis that had roiled financial markets in 1997 and 1998 subsided. A flight of capital away from emerging market countries had resulted in economic recessions and weakened currencies in many of these nations. But in 1999, the weaker currencies helped boost their exports and revive their economies.
Because the world economy was more stable, investors poured money into stocks and bonds of developing markets, and stocks in Latin America, Eastern
Europe, and Asia rose dramatically. Japanese stocks also rallied as that nation attacked its structural, financial, and business problems.

Average Annual Total Returns as of December 31, 1999
                                                            Since
Portfolios                     One Year    Five Years       Inception1
Large Capitalization Growth    53.05%      30.76%           20.44%
Large Capitalization Value     -5.80       14.85            10.64
Small Capitalization Growth    27.27       17.09            13.87 (13.86)2
Small Capitalization Value     -0.12       10.64             9.52 (9.51)2
International Equity           21.46       14.20            14.01
International Bond             -6.82        1.87 (1.85)2     1.69 (1.60)2
Total Return Bond              -1.66        7.02 (7.00)2     5.59 (5.52)2
Intermediate-Term Bond          0.29        6.62             5.39 (5.38)2
Mortgage Backed Securities      0.52        6.51 (6.49)2     5.52 (5.44)2

Note: The average annual return for the Target Portfolios assumes the imposition of the maximum Target advisory fee of 1.5% for stock portfolios and 1.0% for the bond portfolios.

1 The inception date for all portfolios is 1/5/93, except for International Bond, which is 5/17/94.
Past performance is not indicative of future results.

2 Without waiver of management fees and/or expense subsidization, the Portfolio's Average Annual Total returns would have been lower, as indicated in parentheses ( ).

The pickup in global economic demand boosted commodity prices. The United States saw strong advances for industrial cyclical stocks such as basic materials and capital goods. Booming economies, however, often lead to higher interest rates, so investors were cautious about rising rates throughout the year.
Since the prices of existing bonds fall when current yields rise, the overall return on bonds was very poor.

Growth stocks are normally interest-ratesensitive because rising rates reduce the value of future earnings. In addition, growth companies looking to expand may borrow from banks or issue bonds. This year, however, a surging tech sector provided an environment in which companies could raise funds relatively easily by issuing stock. The tech-heavy
NASDAQ Composite Index closed at a record 4,069, an 86% gain for the year. Many technology stocks had extraordinary returns, whether they were giant companies like Cisco Systems and Intel or initial public offerings (IPOs) of Internet companies with no earnings.

Although some inexpensive sectors of the U.S. stock market--capital goods, basic materials, consumer cyclicals, and energy--had good returns in 1999, value stocks overall trailed growth by a very broad margin. Increases in prices of U.S. stocks were highly concentrated. In the Russell 3000, which reflects all market capitalization sectors, growth stocks returned 34% while value stocks gained only
7%. The divergences were strongest among smaller-cap stocks--the Russell Midcap Growth Index gained 51%; the Russell 2000 (small-cap) Growth Index rose 43%. In contrast, both small-cap value and mid-cap value stocks declined during 1999. At the beginning of 1999, value stocks were already much cheaper than growth stocks, and the sharp difference in performance over the course of the year increased these disparities in relative value.

Geographically broad-based stock gains

The improved commodities markets and lower production costs due to currency devaluations made an excellent environment for the stocks of many developing countries. In Latin America, Mexico benefited from the increased linkage of its economy to the developed countries to its north; its stocks soared 82% (in U.S. dollars). Brazil also had a strong year. Both were rebounding from severe declines in 1998.

Among developed markets, the telecommunications sector saw considerable jockeying for position, with merger and takeover offers common. Telecom giant Nokia led the Nordic region to an 88% return. Developed Europe, as a whole, trailed the global markets, but picked up toward the end of the year. The Japanese stock market rose 62% in U.S. dollars (in part from the rise of the yen with respect to the U.S. dollar).

How did our funds perform?
The Large Capitalization Growth Portfolio, managed by Columbus Circle Investors and Oak Associates, posted a substantial 55.37% gain for the year primarily on the strength of their focus on technology stocks. Both managers

Performance Summary as of December 31, 1999
                                      12/31/98    12/31/99      12-Month*     No. of
Portfolios                              NAV         NAV       Total Return    Funds**
Large Capitalization Growth            $18.29      $25.68        55.37%
Lipper Large-Cap Growth Fund Avg                                 38.09         364
Large Capitalization Value              15.87       13.01        -4.37
Lipper Multi-Cap Value Fund Avg                                   7.78         490
Small Capitalization Growth             15.35       17.47        29.20
Lipper Small-Cap Growth Fund Avg                                 62.63         271
Small Capitalization Value              14.98       14.96         1.39
Lipper Small-Cap Value Fund Avg                                   6.33         312
International Equity                    15.54       17.37        23.30
Lipper International Fund Avg                                    40.80         618
International Bond                       9.52        8.48        -5.88
Lipper International Income Fund Avg                             -4.60         57
Total Return Bond                       10.49        9.86        -0.67
Lipper Corp Debt BBB-Rated Fund Avg                              -1.68         132
Intermediate-Term Bond                  10.36        9.92         1.30
Lipper Inter. Inv.-Grade Debt Fund Avg                           -1.31         279
Mortgage Backed Securities              10.47        9.97         1.54
Lipper U.S. Mortgage Fund Avg                                     0.65         62
U.S. Government Money Market             1.00        1.00         4.67
Lipper U.S. Gov't Money Fund Avg                                  4.47         122

* Source: Lipper Inc. for Lipper averages and
Prudential Investments Fund Management LLC for
Target returns. Target returns are in boldface type. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio, except the annual
Target advisory fee. For retail accounts, the maximum annual advisory fee is 1.5% of equity portfolio assets and 1.0% of bond and money market assets.
For retirement accounts, the maximum advisory fees are 1.25% and 1.35%, respectively. Past performance is not indicative of future results, and an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lipper Average is unmanaged. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price-to-earnings, book value, asset value, or other factors.
Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. International funds invest their assets in securities with primary trading markets outside the United States. International
Income funds invest primarily in U.S. dollar and non-U.S.
dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Corporate Debt BBB-Rated funds invest at least 65% of their assets in corporate and government debt issues rated in the top four credit quality grades. Intermediate Investment-Grade Debt funds invest at least 65% of their assets in investment-grade debt issues
(rated in the top four credit quality grades) with dollar-weighted average maturities of five to ten years. U.S. Mortgage funds invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.
U.S. Government Money Market funds invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days. These money market funds intend to keep a constant net asset value.

also had focused on financial companies, which added strong performance in the first half of the year, but hurt in the second half as investors became more concerned about the possibility of rising interest rates. Consumer cyclicals and utilities had a positive impact early in the year, each particularly strong for one of the Portfolio's segments, but hurt later when investors focused narrowly on technology stocks. Oak Associates also has a focus on healthcare, which performed poorly in 1999 primarily because of regulatory concerns.
However, Oak was particularly well positioned to benefit from the strong technology gains, and its superior performance pulled the Portfolio well above its large-cap growth peers.

The Large Capitalization Value Portfolio, managed by
INVESCO and Hotchkis and Wiley, had a negative return primarily because value stocks were out of favor during most of the year. Much of the markets' gains, particularly toward the end of the year, were in technology stocks that already were expensive on measures of value, such as price-to-earnings ratios. However, the Portfolio's
4.37% loss was even poor when compared with value mutual funds. Both managers follow their value discipline strictly--an important characteristic for an asset allocation plan. For example, Hotchkis and Wiley continue to have no exposure to technology because the enthusiasm for technology stocks has left few opportunities to buy at a value price. After this long period of value underperformance, many other managers have shaded their discipline so they could share in technology gains. The Portfolio's managers took some profits on their good performers and took advantage of the large value discrepancies in the market to purchase stocks that offered compelling value. INVESCO has added financials and retailers, while Hotchkis and Wiley expects increased demand for basic commodities and manufactured goods.

The Small Capitalization Growth Portfolio was in the best-performing asset class of the year, so even its high 29.20% return trailed its benchmark significantly. Nicholas Applegate Capital
Management and Investment Advisors, Inc. were replaced during the year by Sawgrass Asset
Management and Fleming Asset Management USA.
Sawgrass increased the Portfolio's exposure to energy exploration and production companies and to the semiconductor industry. Both new managers refocused the technology holdings and benefited from the fourth-quarter surge in technology small caps. However, both focus on companies with rising earnings.
In 1999, the small-cap growth market rewarded highly speculative stocks. Stocks of the Russell
2000 companies with no earnings appreciated an average of 85%. IPOs (initial public offerings of stock) rose 300% to 600% from their first-day closing prices. The Portfolio's managers prefer solid, growing companies that have a greater chance of surviving. In 1999, this sensible strategy actually hurt performance.

The Small Capitalization Value Portfolio, managed by
Lazard Asset Management and Wood Struthers & Winthrop, was operating in the most neglected group of stocks. As small-cap investors focused narrowly on technology firms, the primary driver of small-cap value performance throughout the year was takeover activity. Business rivals, company managers, and suppliers or customers were in an excellent position to appreciate and take advantage of the bargain prices on these neglected companies. The 1.39% return of the Small Capitalization
Value Portfolio trailed its benchmark. We suspect it is because its competitors allowed their holdings to creep upward in capitalization and valuations, since the benchmark Lipper Average was well above the return of the unmanaged Russell 2000 Value Index. Again, investment discipline hurt in 1999, as the least expensive stocks in price-to-earnings ratios fared poorest and the most expensive fared best.

The International Equity Portfolio, managed by
Lazard Asset Management, returned 23.30% in 1999, as investors regained confidence in global economic growth. However, Lazard believed that Japanese stocks soared before there was solid evidence of either economic recovery or genuine commitment to needed restructuring. The Portfolio trailed its benchmark in part because it did not have an emphasis on Japan, although its excellent selection among Japanese stocks was a mitigating factor. Its telecommunications stocks also performed well. However, its focus on strong global consumer brands and retail stocks held down performance throughout the year because investors favored technology and telecommunications stocks around the world. Lazard continues to believe that the strong earnings growth of global brands will regain market favor.

A challenging year for U.S. bonds
1999 proved to be the worst year in the history of the 30-year U.S. Treasury bond. An investor who purchased this Treasury bond at a 5.10% yield at the beginning of 1999 lost more than 14% by the end of the year.
Many investors sold Treasuries, believing they no longer needed these conservative securities because the global financial crisis had begun to fade in the first quarter of 1999. Later in the year, Treasuries sold off amid fear that inflation was building in the domestic and global economies. Rising inflation hurts bonds by eroding the value of their fixed- interest payments.

Concerns about mounting inflation were well founded.
Crude oil prices more than doubled in 1999, albeit from their lowest level in more than a decade. Furthermore, the lowest U.S. unemployment rate in 30 years fueled fears of growing wage pressures. Consumers and businesses spent vigorously, threatening to boost the prices of goods and services. With the U.S.
economy growing rapidly, the Federal Reserve was bound to increase short-term interest rates to slow economic growth and prevent spiraling inflation.
To compensate for the risk of rising short-term rates, investors drove prices of Treasuries lower, which caused their yields to climb. The Treasury market was down 2.56% in 1999, as measured by the Lehman Brothers U.S. Treasury index.

In the rising interest-rate environment, other fixed-income markets in the United States also sold off.
Their prices, however, did not decline as much as the prices of Treasuries because investors worried less about credit risks in 1999 than during the global financial crisis of 1998 and 1997. As a result, spreads--or the differences between the yields of other U.S. bond markets and Treasuries--generally declined in 1999, albeit with a fair amount of volatility. Among the U.S. bond market sectors that performed better than Treasuries in 1999 were investment-grade corporate bonds, federal government agency securities, high-yield (junk) bonds, asset-backed securities, and mortgage-backed securities. Although stronger-than-expected economic growth hurt bond markets in the United
States, emerging market bonds benefited from the resurgence in the global economy. As measured by the Lehman Brothers Emerging Market Index, they returned 23.07% for the year, beating all other fixed-income markets.

The International Bond Portfolio, managed by
Delaware International Advisors, fell 5.88% as evidence mounted that global growth was accelerating.
The Portfolio benefited from its focus on commodity-related countries with sound fiscal policies and relatively cheap currencies--Australia, New Zealand, and Canada. However, it was hurt by its underweight in Japanese bonds, which it thought to be poor value and at risk from an overvalued yen.
The yen continued to climb, as did Japanese bonds.
The portfolio managers continue to believe that

Japanese bonds and the yen are overvalued, and that there are better opportunities in Australia and New Zealand.

The Total Return Bond Portfolio, managed by Pacific
Investment Management Company (PIMCO), declined
0.67% in a difficult market. Although the rare negative years on bonds are always very disappointing, this was a better-than-average performance for a U.S. bond portfolio. The threat of rising interest rates, although it hurt most bonds, helped mortgage-backed securities because it reduced the threat that mortgage holders would refinance. The Portfolio was somewhat more exposed to rising rates from the average duration of its bonds than its benchmark, but it also had a focus on mortgage-backed bonds and emerging market bonds, both of which had relatively strong returns.

The Intermediate-Term Bond Portfolio, also managed by PIMCO, returned a positive 1.30% despite its negative environment. It did this by reducing its exposure to interest-rate changes in the second quarter of the year and by a focus on mortgage-backed securities. Although the prices of existing bonds fall when current interest rates rise, the price of mortgage securities often increase when interest rates go up because fewer homeowners refinance their mortgages, and so their interest-rate exposure is more stable. PIMCO expects at least one additional interest-rate increase in 2000, so they are keeping their overall exposure to such moves at or slightly below their benchmark.

The Mortgage Backed Securities Portfolio, managed by
Wellington Management, was in the strongest-performing
U.S. high-quality bond sector. In one of the few fixed-income markets to eke out a positive year, the Portfolio's 1.54% return was above the Lipper
Average for U.S. mortgage funds. Wellington made few changes in its strategy, continuing to focus on agency pass-throughs. These are securities that pool the cash flows of individual mortgages and expose the purchaser to the fluctuations in exposure to interest rates caused by mortgage prepayments. They perform better when the risk of prepayments is lower, i.e., in rising interest-rate environments.

The U.S. Government Money Market Portfolio, also managed by Wellington Management, returned 4.67%, an above-average return for its peer group. In anticipation of rising short-term interest rates, Wellington decreased the Portfolio's average maturity in the second quarter and increased its positions in rapidly repricing repurchase agreements. This improved the Portfolio's tracking as the interest rates on federal funds increased.
In the fourth quarter, Wellington reduced its commitment to repurchase agreements and agency securities and increased its holdings of floating-rate notes, which maintain its exposure to rising interest rates.

Maintaining your asset allocation
After a divergent market such as this, you may find that the balance among your holdings has changed.
You may have a larger proportion in stocks than you are comfortable with, or a larger proportion in growth stocks. It is a good idea to rebalance your holdings to restore the allocation that you decided was best for you. Moreover, rebalancing may, over time, lead you to buy more of asset classes when they are cheap and sell some when they are expensive--a sensible practice.

You should be comfortable with an allocation that you have planned, rather than allowing your assets to drift into a distribution that you would not have chosen.

Our commitment to style consistency in the Target program helps you to maintain the exposure profile you have selected. As we mentioned in commenting on individual portfolios, the current investment environment, in which we have had several years of superior performance from one style, has lured many managers away from their disciplines. Since such successful runs historically have always come to an end, and these ends often come rapidly, a diversified asset allocation is your best protection.
With Target, you can be confident that the investment styles are as represented.

John R. Strangfeld
President
The Target Portfolio Trust

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth
               Portfolio
               Portfolio of Investments
               December 31, 1999

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--96.5%
              Common Stocks--96.5%
              Banks--3.5%
 114,000      Bank of America Corp..........  $  5,721,375
 444,900      MBNA Corp.....................    12,123,525
                                              ------------
                                                17,844,900
                                              ------------

              Broadcasting--1.6%
  65,600      AMFM, Inc.*...................     5,133,200
  32,700      Univision Communications,          3,341,531
                Inc., Class A*..............
                                              ------------
                                                 8,474,731
                                              ------------

              Business Services--3.1%
 284,500      Cendant Corp.*................     7,557,031
  90,300      J.D. Edwards & Co.*...........     2,697,713
  55,600      Omnicom Group, Inc............     5,560,000
                                              ------------
                                                15,814,744
                                              ------------
              Computers & Business Equipment--1.6%
 306,000      Compaq Computer Corp..........     8,281,125
                                              ------------

              Computer Software & Services--10.4%
  42,000      Adobe Systems, Inc............     2,824,500
  27,400      Electronic Arts, Inc.*........     2,301,600
 162,000      EMC Corp.*....................    17,698,500
 169,000      Microsoft Corp.*..............    19,730,750
 251,200      Parametric Technology              6,798,100
                Corp.*......................
  57,500      Synopsys, Inc.*...............     3,838,125
                                              ------------
                                                53,191,575
                                              ------------

              Drugs & Healthcare--9.3%
  86,200      Amgen, Inc.*..................     5,177,387
 233,200      Columbia/HCA Healthcare            6,835,675
                Corp........................
  46,400      Guidant Corp..................     2,180,800
  34,700      Johnson & Johnson, Inc........     3,231,437
 158,000      Medtronic, Inc................     5,757,125
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

 125,200      Merck & Co., Inc.............  $  8,396,225
  43,900      PE Corp......................     5,281,719
 147,900      Pfizer, Inc..................     4,797,506
 140,100      Tenet Healthcare Corp.*......     3,292,350
  37,800      Warner-Lambert Co............     3,097,238
                                             ------------
                                               48,047,462
                                             ------------

              Electronic Components--13.1%
 239,800      Applied Materials, Inc.*.....    30,379,662
 520,800      Atmel Corp.*.................    15,396,150
 263,900      Intel Corp...................    21,722,269
                                             ------------
                                               67,498,081
                                             ------------

              Electronics--28.2%
  83,000      Adaptec, Inc.*...............     4,139,625
  57,100      Agilent Technologies,             4,414,544
                Inc.*......................
 254,300      CIENA Corp.*.................    14,622,250
 560,650      Cisco Systems, Inc.*.........    60,059,631
 212,000      Linear Technology Corp.......    15,171,250
 400,000      Maxim Integrated Products,       18,875,000
                Inc.*......................
  54,900      Motorola, Inc................     8,084,025
 440,000      Xilinx Inc.*.................    20,006,250
                                             ------------
                                              145,372,575
                                             ------------

              Financial Services--6.0%
  46,000      Chase Manhattan Corp.........     3,573,625
 229,975      Citigroup Inc................    12,777,986
  75,000      Morgan Stanley Dean Witter &     10,706,250
                Co.........................
  96,100      Wells Fargo Co...............     3,886,044
                                             ------------
                                               30,943,905
                                             ------------

              Food & Beverages--2.5%
  82,600      Anheuser Busch Companies,         5,854,275
                Inc........................
 121,000      PepsiCo, Inc.................     4,265,250
  74,800      SYSCO Corp...................     2,959,275
                                             ------------
                                               13,078,800
                                             ------------

              Forest Products--1.2%
  49,900      Kimberly-Clark Corp..........     3,255,975
 116,300      Smurfit-Stone Container           2,849,350
                Corp.......................
                                             ------------
                                                6,105,325
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       8

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Insurance--3.4%
  81,562      American International Group,   $  8,818,891
                Inc.........................
  45,600      CIGNA Corp....................     3,673,650
  52,200      Providian Financial Corp......     4,753,463
                                              ------------
                                                17,246,004
                                              ------------

              Internet--2.6%
  90,600      America Online, Inc...........     6,834,637
  15,300      Yahoo!, Inc.*.................     6,620,119
                                              ------------
                                                13,454,756
                                              ------------

              Non-Ferrous Metals--1.0%
  63,200      Alcoa, Inc....................     5,245,600
                                              ------------

              Oil & Gas--1.1%
 132,600      Enron Corp....................     5,884,125
                                              ------------

              Retail--2.5%
  93,300      Home Depot, Inc...............     6,396,881
  64,400      Wal-Mart Stores, Inc..........     4,451,650
  48,000      Williams-Sonoma, Inc..........     2,208,000
                                              ------------
                                                13,056,531
                                              ------------
              Telecommunication--4.4%
  20,000      Aspect Communications                782,500
                Corp.*......................
 127,800      Global TeleSystems Group,          4,425,075
                Inc.........................
  29,200      Nippon Telegraph & Telephone       2,514,850
                Corp. (ADR).................
  57,700      Research In Motion Ltd.*......     2,665,019
 110,000      Tellabs, Inc.*................     7,060,625
  38,000      VoiceStream Wireless Corp.....     5,407,875
                                              ------------
                                                22,855,944
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Utilities--1.0%
  65,600      AES Corp.*...................  $  4,903,600
                                             ------------
              Total common stocks             497,299,783
                (cost $220,436,971)........
                                             ------------

              SHORT-TERM INVESTMENTS--3.5%
Principal
 Amount
 (000)        Repurchase Agreements
--------
$7,232...     State Street Bank & Trust         7,232,000
              Co.,
                2.50%, dated 12/31/99, due
                01/3/00 in the amount of
                $7,233,507 (cost
                $7,232,000,
                collateralized by
                $5,900,000 U.S. Treasury
                Notes, 8.875%, 2/15/19,
                value of collateral
                including accrued interest
                is $7,382,375).............
11,034..      State Street Bank & Trust        11,034,000
              Co.,
                2.50%, dated 12/31/99, due
                01/3/00 in the amount of
                $11,036,299, (cost
                $11,034,000,
                collateralized by
                $10,735,000 U.S. Treasury
                Notes, 8.75%, 8/15/00,
                value of collateral
                including accrued interest
                is $11,258,331)............
                                             ------------
              Total short-term investments     18,266,000
                (cost $18,266,000).........
                                             ------------
              Total Investments--100.0%
              (cost $238,702,971; Note        515,565,783
                4).........................
              Liabilities in excess of            (95,505)
                other
                assets.....................
                                             ------------
              Net Assets--100%.............  $515,470,278
                                             ------------
                                             ------------

---------------
* Non-income producing.
ADR--American Depository Receipt.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       9

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio
               Portfolio of Investments
               December 31, 1999

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--98.7%

              Common Stocks--98.7%
              Aerospace--3.4%
 156,700      Lockheed Martin Corp..........  $  3,427,812
  57,500      Northrop Grumman Corp.........     3,108,594
  46,000      TRW, Inc......................     2,389,125
                                              ------------
                                                 8,925,531
                                              ------------

              Airlines--0.3%
  56,000      Southwest Airlines Co.........       906,500
                                              ------------

              Aluminum--1.7%
   1,400      Alcoa Inc.....................       116,200
  55,700      Reynolds Metals Co............     4,268,012
                                              ------------
                                                 4,384,212
                                              ------------
              Apparel & Textiles--1.1%
  25,000      Liz Claiborne, Inc............       940,625
  54,700      Russell Corp..................       916,225
  30,000      V.F. Corp.....................       900,000
                                              ------------
                                                 2,756,850
                                              ------------

              Auto Parts--1.8%
  68,600      Dana Corp.....................     2,053,712
  53,462      Delphi Automotive Systems            842,027
                Corp........................
  39,000      Genuine Parts Co..............       967,687
  35,000      Meritor Automotive, Inc.......       678,125
  29,100      Tenneco Automotive, Inc.......       270,994
                                              ------------
                                                 4,812,545
                                              ------------
              Automobiles--3.5%
 113,000      Ford Motor Co.................     6,038,438
  44,300      General Motors Corp...........     3,220,056
                                              ------------
                                                 9,258,494
                                              ------------

              Banks--5.5%
  46,200      Bank America Corp.............     2,318,662
  84,560      Bank One Corp.................     2,711,205
  30,300      First Security Corp...........       773,597
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  96,700      First Union Corp.............  $  3,172,969
  52,000      Fleet Boston Financial            1,810,250
                Corp.......................
  43,200      KeyCorp......................       955,800
  90,000      National City Corp...........     2,131,875
  16,500      UnionBanCal Corp.............       650,719
                                             ------------
                                               14,525,077
                                             ------------

              Brewery--0.5%
  17,200      Anheuser Busch Companies,         1,219,050
                Inc........................
                                             ------------

              Building & Construction--0.3%
  24,000      Harsco Corp..................       762,000
                                             ------------

              Building Products--0.8%
  49,600      Georgia-Pacific Corp.........     1,221,400
  35,000      York International Corp......       960,313
                                             ------------
                                                2,181,713
                                             ------------

              Business Services--1.2%
 133,500      Xerox Corp...................     3,028,781
                                             ------------

              Chemicals--2.6%
  29,400      Dow Chemical Co..............     3,928,575
  32,200      Eastman Chemical Co..........     1,535,537
  25,000      Praxair, Inc.................     1,257,813
                                             ------------
                                                6,721,925
                                             ------------

              Computers & Business Equipment--3.4%
  80,000      Compaq Computer Corp.........     2,165,000
  33,000      Hewlett-Packard Co...........     3,759,937
  28,000      International Business            3,024,000
                Machines Corp..............
                                             ------------
                                                8,948,937
                                             ------------

              Conglomerate--1.4%
  19,000      Hanson PLC. (ADR)............       768,313
  11,000      Minnesota Mining &                1,076,625
                Manufacturing Co...........
  64,500      Scana Corp...................     1,733,437
                                             ------------
                                                3,578,375
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       10

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Contruction Materials--1.8%
 171,400      CNH Global N.V................  $  2,281,762
  65,000      Sherwin-Williams Co...........     1,365,000
  25,000      Vulcan Materials Co...........       998,438
                                              ------------
                                                 4,645,200
                                              ------------
              Consumer Products--2.7%
  22,500      American Greetings Corp.......       531,563
  30,000      Crown Cork & Seal Co., Inc....       671,250
  43,500      Eastman Kodak Co..............     2,881,875
  44,100      Fortune Brands, Inc...........     1,458,056
 145,500      Pactiv Corp.*.................     1,545,937
                                              ------------
                                                 7,088,681
                                              ------------
              Domestic Oil--1.3%
  48,613      Conoco, Inc. (Class B)........     1,209,248
  14,900      Sunoco, Inc...................       350,150
  80,200      USX - Marathon Group..........     1,979,938
                                              ------------
                                                 3,539,336
                                              ------------

              Drugs & Healthcare--5.3%
  30,000      Abbott Laboratories...........     1,089,375
  44,000      American Home Products             1,735,250
                Corp........................
  13,000      Baxter International, Inc.....       816,562
  24,000      Bristol-Myers Squibb Co.......     1,540,500
  80,000      Columbia/HCA Healthcare            2,345,000
                Corp........................
  20,000      Eli Lilly & Co................     1,330,000
  30,000      Merck & Co., Inc..............     2,011,875
  55,000      Mylan Laboratories............     1,385,312
  40,000      Schering-Plough Corp..........     1,687,500
                                              ------------
                                                13,941,374
                                              ------------
              Electric Utilities--5.7%
  50,000      Central & South West Corp.....     1,000,000
  34,400      CMS Energy Corp...............     1,072,850
  70,000      DTE Energy Co.................     2,196,250
  32,000      Edison International..........       838,000
  27,400      Entergy Corp..................       705,550
  61,000      General Public Utilities           1,826,187
                Corp........................
  36,000      PECO Energy Co................     1,251,000
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  33,835      PP & L Resources, Inc........  $    773,976
  28,800      Public Service Enterprise         1,002,600
                Group Inc..................
  23,258      Scottish Power Plc. (ADR)....       651,224
  80,000      Southern Co..................     1,880,000
  50,000      Teco Energy, Inc.............       928,125
  21,832      Texas Utilities Co...........       776,401
                                             ------------
                                               14,902,163
                                             ------------

              Electrical Equipment--1.5%
  20,000      Emerson Electric Co..........     1,147,500
  30,000      Johnson Controls, Inc........     1,706,250
  40,000      Raytheon Co., ( Class B).....     1,062,500
                                             ------------
                                                3,916,250
                                             ------------

              Electronics--1.5%
  35,000      Intel Corp...................     2,880,938
  20,000      Rockwell International              957,500
                Corp.......................
                                             ------------
                                                3,838,438
                                             ------------

              Energy--1.1%
  81,900      Illinova Corp................     2,846,025
                                             ------------

              Financial Services--7.3%
  53,050      Associates First Capital          1,455,559
                Corp.......................
  25,000      Chase Manhattan Corp.........     1,942,187
  25,000      Citigroup, Inc...............     1,389,063
  89,500      Federal National Mortgage         5,588,156
                Association................
  68,265      Household International,          2,542,871
                Inc........................
  27,000      MBIA, Inc....................     1,425,938
  18,000      Morgan Stanley Dean Witter        2,569,500
                Discover & Co..............
  85,600      Washington Mutual, Inc.......     2,225,600
                                             ------------
                                               19,138,874
                                             ------------

              Foods--0.8%
  55,000      Sara Lee Corp................     1,213,438
  45,000      SUPERVALU, Inc...............       900,000
                                             ------------
                                                2,113,438
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       11

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1999

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Forest Products--3.0%
  35,200      Georgia-Pacific Corp..........  $  1,786,400
  50,000      Kimberly-Clark Corp...........     3,262,500
  39,600      Weyerhaeuser Co...............     2,843,775
                                              ------------
                                                 7,892,675
                                              ------------

              Household Appliances & Home
                Furnishings--1.1%
  46,300      Whirlpool Corp................     3,012,394
                                              ------------
              Industrial Machinery--0.3%
  16,000      Caterpillar, Inc..............       753,000
                                              ------------
              Insurance--8.5%
  99,400      Allstate Corp.................     2,385,600
  81,258      American General Corp.........     6,165,451
  44,700      Lincoln National Corp.........     1,788,000
  15,000      Loews Corp....................       910,313
  33,000      MGIC Investment Corp..........     1,986,188
  89,175      Old Republic International         1,215,009
                Corp........................
 106,900      SAFECO Corp...................     2,659,137
  81,900      St. Paul Companies, Inc.......     2,759,006
  80,000      Torchmark Corp................     2,325,000
                                              ------------
                                                22,193,704
                                              ------------

              International Oil--5.3%
  24,000      Chevron Corp..................     2,079,000
  28,000      Exxon Mobil Corp..............     2,255,750
 116,200      Occidental Petroleum Corp.....     2,512,825
 100,800      Phillips Petroleum Co.........     4,737,600
  40,000      Repsol S.A. (ADR).............       930,000
  26,300      Texaco, Inc...................     1,428,419
                                              ------------
                                                13,943,594
                                              ------------

              Manufacturing--0.3%
  10,000      Illinois Tool Works, Inc......       675,625
                                              ------------
              Medical Devices--0.2%
  35,000      Quintiles Transnational,             654,063
                Corp.*......................
                                              ------------
              Mining--0.9%
  33,500      Phelps Dodge Corp.............     2,248,688
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Oil Field/Equipment & Services--0.5%
  60,000      Cadence Design Systems,        $  1,440,000
                Inc.*......................
                                             ------------

              Paper--2.1%
  98,114      International Paper Co.......     5,537,309
                                             ------------

              Petroleum Services--0.7%
  20,000      Norsk Hydro A S..............       855,000
  40,000      Ultramar Diamond Shamrock....       907,500
                                             ------------
                                                1,762,500
                                             ------------

              Pollution Control--0.7%
 100,000      Waste Management, Inc........     1,718,750
                                             ------------

              Publishing--0.9%
  30,000      Gannett Co., Inc.............     2,446,875
                                             ------------

              Railroads & Equipment--1.2%
  16,300      CSX Corp.....................       511,413
 135,000      Norfolk Southern Corp........     2,767,500
                                             ------------
                                                3,278,913
                                             ------------

              Retail Trade--3.0%
  40,000      Albertson's, Inc.............     1,290,000
  35,000      Dillards, Inc., (Class A)....       706,562
  43,700      May Department Stores Co.....     1,409,325
 110,000      Penney (J.C.) Co., Inc.......     2,193,125
  50,000      Rite Aid Corp................       559,375
  53,700      Sears, Roebuck & Co..........     1,634,494
                                             ------------
                                                7,792,881
                                             ------------

              Software--1.7%
  45,000      Computer Associates               3,147,187
                International, Inc.........
  35,000      Compuware Corp.*.............     1,303,750
                                             ------------
                                                4,450,937
                                             ------------

              Steel--2.0%
  35,000      Nucor Corp...................     1,918,437
 100,100      USX Corp.-U.S. Steel Group...     3,303,300
                                             ------------
                                                5,221,737
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       12

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Telecommunications--7.1%
  32,300      ALLTEL Corp...................  $  2,670,806
 112,600      AT&T Corp.....................     5,714,450
  40,000      Bell Atlantic Corp............     2,462,500
  13,500      GTE Corp......................       952,594
  40,500      MCI WorldCom, Inc.*...........     2,149,031
  71,172      SBC Communications, Inc.......     3,469,635
  15,000      US West, Inc..................     1,080,000
                                              ------------
                                                18,499,016
                                              ------------

              Tires & Rubber--0.4%
  65,000      Cooper Tire & Rubber Co.......     1,011,563
                                              ------------

              Tobacco--1.9%
 214,200      Philip Morris Companies,           4,966,762
                Inc.........................
                                              ------------

              Toys & Amusements--0.2%
  50,000      Mattel, Inc...................       656,250
                                              ------------

              Trucking & Freight Forwarding--0.2%
  20,000      Ryder System, Inc.............       488,750
                                              ------------
              Total common stocks
                (cost $229,902,944).........   258,625,755
                                              ------------

              SHORT-TERM INVESTMENT--1.2%
   3,200      Seven Seas Series Government       3,200,406
                Fund
                4.84%**, 1/3/00 (cost
                $3,200,406).................
                                              ------------
              Total Investments--99.9%
              (cost $233,103,350; Note 4)...   261,826,161
              Other assets in excess of
                liabilities--0.1%...........       330,251
                                              ------------
              Net Assets--100%..............  $262,156,412
                                              ------------
                                              ------------

---------------
 * Non-income producing.
** Rate represents yield at purchase date.
ADR--American Depository Receipts.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       13

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio
               Portfolio of Investments
               December 31, 1999

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                LONG-TERM INVESTMENTS--98.0%
                Common Stocks--98.0%
                Apparel & Textiles--1.3%
    75,700      Pacific Sunwear of             $  2,412,938
                  California, Inc.*..........
                                               ------------

                Auto/Truck Equipment--0.6%
    48,900      Keystone Automotive                 287,288
                  Industries, Inc.*..........
    30,500      Oshkosh Truck Corp...........       894,031
                                               ------------
                                                  1,181,319
                                               ------------
                Business Services--14.8%
   103,700      ACNielsen Corp.*.............     2,553,613
   108,950      Acxiom Corp.*................     2,614,800
    68,200      ADVO, Inc.*..................     1,619,750
    20,600      AnswerThink Consulting Group,       705,550
                  Inc.*......................
    29,350      CDW Computer Centers,             2,307,644
                  Inc.*......................
    35,800      ChoicePoint, Inc.*...........     1,481,225
     7,700      Critical Path, Inc.*.........       726,688
    60,950      CSG Systems International,        2,430,381
                  Inc.*......................
    98,050      Daisytek International            2,285,791
                  Corp.*.....................
    61,400      Hooper Holmes, Inc...........     1,581,050
   101,000      Interim Services, Inc.*......     2,499,750
    33,950      Pegasus Systems, Inc.*.......     2,047,609
    14,300      ProBusiness Services,               514,800
                  Inc.*......................
    58,100      Tech Data Corp.*.............     1,575,962
    45,200      Zebra Technologies Corp.*....     2,644,200
                                               ------------
                                                 27,588,813
                                               ------------
                Cable & Pay Television--0.6%
    15,700      Jones Intercable, Inc.*......     1,088,206
                                               ------------

                Commercial Services--7.1%
    65,800      Coinmach Laundry Corp.*......       699,125
    71,200      Iron Mountain, Inc...........     2,799,050
   144,800      Grubb & Ellis Co.*...........       678,750
    84,550      On Command Corp.*............     1,564,175
    32,900      Quintiles Transnational             614,819
                  Corp.......................
    36,400      Ritchie Bros. Auctioneers,        1,010,100
                  Inc.*......................
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  74,880      Trammell Crow Co.*...........  $    870,480
  71,400      Vicor Corp.*.................     2,891,700
  49,300      Zomax, Inc.*.................     2,230,825
                                             ------------
                                               13,359,024
                                             ------------

              Computers & Business Equipment--3.0%
  51,200      Advanced Digital Information      2,489,600
                Corp.*.....................
   6,600      Black Box Corp.*.............       442,200
  65,300      Cybex Computer Products           2,644,650
                Corp.*.....................
                                             ------------
                                                5,576,450
                                             ------------

              Contruction Materials--1.0%
  65,800      Insituform Technologies,          1,858,850
                Inc.*......................
                                             ------------

              Educational Services--0.8%
 120,800      Sylvan Learning Systems,          1,570,400
                Inc.*......................
                                             ------------

              Electronics--18.9%
  66,400      ACT Manufacturing, Inc.*.....     2,490,000
  66,000      Audiovox Corp.*..............     2,004,750
  55,350      Burr-Brown Corp.*............     1,999,519
  51,300      Credence Systems Corp.*......     4,437,450
  51,000      Cymer, Inc.*.................     2,346,000
  44,100      DII Group, Inc.*.............     3,129,722
  36,300      Electro Scientific                2,649,900
                Industries, Inc.*..........
  75,500      Electroglas, Inc.*...........     1,915,812
   8,450      Electronics for Imaging,            491,156
                Inc.*......................
  35,200      Integrated Device Technology,     1,020,800
                Inc.*......................
 117,800      International Rectifier           3,062,800
                Corp.*.....................
  13,350      Jabil Circuit, Inc.*.........       974,550
 102,400      KEMET Corp.*.................     4,614,400
  69,900      Mettler-Toledo International,     2,669,306
                Inc.*......................
  31,800      Pittway Corp.................     1,425,038
                                             ------------
                                               35,231,203
                                             ------------

              Financial Services--6.1%
 222,550      AmeriCredit Corp.*...........     4,117,175
  26,300      Brown & Brown, Inc...........     1,007,619
  32,950      Investors Financial Services      1,515,700
                Corp.......................
   5,300      M & T Bank Corp..............     2,195,525
  28,790      T. Rowe Price Associates,         1,063,430
                Inc........................
  51,000      Texas Regional Bancshares,        1,479,000
                Inc........................
                                             ------------
                                               11,378,449
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Household Appliances & Home
                  Furnishings--0.4%
    79,000      Falcon Products, Inc.........  $    681,375
                                               ------------

                Household Products--4.1%
    68,700      NBTY, Inc.*..................       794,344
    69,500      Salton, Inc.*................     2,323,906
    85,800      Scotts Company (The)*........     3,453,450
    97,500      Topps Company, Inc...........     1,011,562
                                               ------------
                                                  7,583,262
                                               ------------

                Industrial Machinery--4.8%
    69,400      Applied Power, Inc...........     2,550,450
    44,200      Asyst Technologies, Inc.*....     2,897,862
    50,300      Helix Technology Corp........     2,254,069
    29,100      Kulicke & Soffa Industries,       1,238,569
                  Inc.*......................
                                               ------------
                                                  8,940,950
                                               ------------

                Leisure Time--2.4%
    65,500      American Classic Voyages          2,292,500
                  Co.*.......................
   114,300      Aztar Corp.*.................     1,243,012
    55,800      JAKKS Pacific, Inc...........     1,042,763
                                               ------------
                                                  4,578,275
                                               ------------

                Medical & Dental Supplies--3.4%
    98,550      Hanger Orthopedic Group,            985,500
                  Inc.*......................
    58,300      Henry Schein, Inc.*..........       776,119
    56,450      King Pharmaceuticals,             3,164,728
                  Inc.*......................
    45,100      PolyMedica Corp.*............     1,042,937
    47,400      STAAR Surgical Co.*..........       462,150
                                               ------------
                                                  6,431,434
                                               ------------

                Miscellaneous--0.7%
    65,150      Hollywood.com, Inc.*.........     1,237,850
                                               ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Oil Field/Equipment--0.3%
  30,000      CARBO Ceramics, Inc..........  $    656,250
                                             ------------

              Oil Field/Exploration and Production--1.7%
  25,400      Devon Energy Corp............       835,025
  53,400      Newfield Exploration Co.*....     1,428,450
  72,800      Vintage Petroleum, Inc.......       878,150
                                             ------------
                                                3,141,625
                                             ------------

              Publishing--3.3%
  35,150      Information Holdings,             1,021,547
                Inc.*......................
 147,000      Penton Media, Inc............     3,528,000
 100,100      PRIMEDIA Inc.*...............     1,651,650
                                             ------------
                                                6,201,197
                                             ------------

              Real Estate Investment Trust--1.6%
  56,750      ProLogis Trust...............     1,092,438
  87,360      SL Green Reality Corp........     1,900,080
                                             ------------
                                                2,992,518
                                             ------------

              Retail Trade--6.5%
  29,000      Copart, Inc.*................     1,261,500
  21,500      Cost Plus, Inc.*.............       765,938
  73,000      Insight Enterprises, Inc.*...     2,965,625
  33,000      PC Connection, Inc.*.........     1,138,500
 104,300      Regis Corp...................     1,968,662
  47,400      Sonic Corp.*.................     1,350,900
  90,800      Spiegel, Inc.................       638,438
  58,250      Tractor Supply Co.*..........       932,000
  22,500      Zale Corp.*..................     1,088,437
                                             ------------
                                               12,110,000
                                             ------------

              Software--8.2%
  34,000      Advent Software, Inc.*.......     2,190,875
  74,900      Ardent Software, Inc.*.......     2,921,100
   5,700      Genesys Telecommunications          307,800
                Laboratories, Inc.*........
  43,050      Integrated Systems, Inc.*....     1,444,865
  53,700      Midway Games, Inc.*..........     1,285,444
  15,300      NVIDIA Corp.*................       718,144
  27,300      Pinnacle Systems, Inc.*......     1,110,769

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1999

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Software (cont'd.)
     9,400      Rational Software Corp.*.....  $    461,775
    98,000      Santa Cruz Operation, Inc.        2,976,750
                  (The)*.....................
    80,900      Sybase, Inc.*................     1,375,300
    33,500      Take-Two Interactive                433,406
                  Software, Inc.*............
                                               ------------
                                                 15,226,228
                                               ------------

                Telecommunication--4.4%
    45,100      Cabletron Systems, Inc.*.....     1,172,600
    32,300      Carrier Access Corp..........     2,174,194
    37,700      Polycom, Inc.*...............     2,401,018
    32,500      Xircom, Inc.*................     2,437,500
                                               ------------
                                                  8,185,312
                                               ------------

                Transportation--2.0%
    67,800      American Freightways Corp....     1,097,512
    33,250      Expeditors International of       1,456,766
                  Washington, Inc............
    62,200      Swift Transportation Co.,         1,096,275
                  Inc........................
                                               ------------
                                                  3,650,553
                                               ------------
                Total common stocks
                  (cost $143,977,765)........   182,862,481
                                               ------------

                SHORT-TERM INVESTMENTS--2.0%
 3,717,730      Seven Seas Money Market Fund      3,717,730
                  5.35%**....................
     2,524      Seven Seas Series Government          2,524
                  Fund
                  4.84%**, 1/3/00............
                                               ------------
                Total short-term investments
                  (cost $3,720,254)..........     3,720,254
                                               ------------
                Total Investments--100.0%
                (cost $147,698,019; Note        186,582,735
                  4).........................
                Other assets in excess of
                  liabilities................        20,468
                                               ------------
                Net Assets--100%.............  $186,603,203
                                               ------------
                                               ------------

------------------
 * Non-income producing security.
** Rate represents yield at purchase date.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       16

               Small Capitalization Value
               Portfolio
               Portfolio of Investments
               December 31, 1999

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--98.5%
              Common Stocks

              Aerospace--.9%
  24,600      AAR Corp......................  $    441,262
  11,100      Aviation Sales Co.*...........       183,150
  17,500      Cordant Technologies, Inc.....       577,500
                                              ------------
                                                 1,201,912
                                              ------------
              Apparel & Textiles--0.3%
  31,300      Culp, Inc.....................       197,581
  20,500      Nautica Enterprises, Inc.*....       231,907
                                              ------------
                                                   429,488
                                              ------------

              Auto Related--1.9%
  19,100      Borg-Warner Automotive,              773,550
                Inc.........................
  31,800      Modine Manufacturing Co.......       795,000
  54,512      Myers Industries, Inc.........       858,564
                                              ------------
                                                 2,427,114
                                              ------------
              Automobiles--0.6%
  49,700      Tower Automotive, Inc.*.......       767,244
                                              ------------

              Banks--6.0%
  31,807      AmSouth Bancorporation........       614,273
  19,200      Associated Banc Corp..........       657,600
  17,600      Bank United Corp..............       479,600
  14,800      Chittenden Corp...............       438,450
  37,000      Firstmerit Corp...............       851,000
  53,779      HUBCO, Inc....................     1,374,726
  51,600      Independent Bank Corp. -             645,000
                Mass........................
  31,750      People's Bank*................       670,719
  29,700      Southwest Bancorporation of          588,431
                Texas, Inc.*................
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  31,400      Staten Island Bancorp,         $    565,200
                Inc........................
  48,150      Susquehanna Bancshares,             764,381
                Inc........................
                                             ------------
                                                7,649,380
                                             ------------

              Building & Construction--1.9%
  45,300      Apogee Enterprises, Inc......       229,331
   2,700      Dycom Industries, Inc.*......       118,969
  14,100      Granite Construction, Inc....       259,969
  22,500      Hughes Supply, Inc...........       485,156
  18,800      Jacobs Engineering Group,           611,000
                Inc.*......................
  17,600      Martin Marietta Materials,          721,600
                Inc........................
                                             ------------
                                                2,426,025
                                             ------------

              Business Services--5.2%
  33,900      ACNielson Corp.*.............       834,787
  20,800      Acxiom Corp.*................       499,200
  17,600      American Management Systems,        552,200
                Inc.*......................
  60,800      Bowne & Co., Inc.............       820,800
  14,100      Gartner Group, Inc., Cl.A....       215,025
  24,800      Interim Services, Inc.*......       613,800
  35,800      ITT Educational Services,           552,662
                Inc........................
  33,000      Mastech Corp.*...............       816,750
  50,450      Tetra Tech, Inc..............       775,669
  15,300      The Standard Register Co.....       296,438
  20,800      United Stationers, Inc.*.....       594,100
                                             ------------
                                                6,571,431
                                             ------------

              Chemicals--4.1%
  36,600      Cambrex Corp.................     1,260,412
  28,550      Ferro Corp...................       628,100
  13,400      Fuller (H.B.) Co.............       749,562
  63,400      Hanna (M.A.) Co..............       693,438
  24,700      OM Group, Inc................       850,606
  72,287      RPM, Inc.....................       736,424
  20,800      Schulman (A.), Inc...........       339,300
                                             ------------
                                                5,257,842
                                             ------------

              Communication--0.3%
  32,600      Allen Telecom, Inc.*.........       376,938
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       17

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1999

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Computers & Business Equipment--3.0%
  49,200      Inacom Corp.*.................  $    359,775
  60,200      MTS Systems Corp..............       466,550
  47,900      Mentor Graphics Corp.*........       631,681
  21,500      Progress Software Corp.*......     1,220,125
 103,200      Quantum Corp.*................       715,950
  22,000      Storage Technology Corp.*.....       405,625
                                              ------------
                                                 3,799,706
                                              ------------

              Construction & Mining Equipment--0.8%
  60,200      JLG Industries, Inc...........       959,438
                                              ------------

              Diversified Industrials--3.6%
  46,100      Applied Power, Inc............     1,694,175
  30,600      Brady (W.H.) Co...............     1,038,487
  28,600      Carlisle Co., Inc.............     1,029,600
  25,000      Teleflex, Inc.................       782,813
                                              ------------
                                                 4,545,075
                                              ------------

              Drugs & Healthcare--7.6%
  36,800      AmeriSource Health Corp.,            558,900
                Cl.A*.......................
  42,000      Apria Healthcare Group,              753,375
                Inc.*.......................
  34,100      Arrow International, Inc......       988,900
  14,800      Beckman Coulter, Inc..........       752,950
  21,000      DENTSPLY International,              496,125
                Inc.........................
  85,600      Invacare Corp.................     1,717,350
  27,000      Jones Pharmaceutical, Inc.....     1,172,812
  86,200      Meridian Diognostic...........       624,950
  25,000      Varian Medical Systems,              745,313
                Inc.*.......................
  21,100      Vital Signs, Inc..............       482,663
  42,300      West Pharmaceutical Services,      1,308,656
                Inc.........................
                                              ------------
                                                 9,601,994
                                              ------------

              Electric Utilities--0.9%
  34,300      Avista Corp...................       529,506
  33,120      Sierra Pacific Resources......       573,390
                                              ------------
                                                 1,102,896
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Electrical Equipment--4.0%
  43,700      Anixter International,         $    901,312
                Inc.*......................
  16,900      Belden, Inc..................       354,900
  10,800      Oak Industries, Inc.*........     1,146,150
  26,400      Polaroid Corp................       496,650
  27,500      Sensormatic Electronics             479,531
                Corp.*.....................
  26,200      Technitrol, Inc..............     1,165,900
  45,700      Woodhead Industries, Inc.....       531,263
                                             ------------
                                                5,075,706
                                             ------------

              Electronics--10.8%
  40,300      Ametek Aerospace Prods,             768,219
                Inc........................
  29,800      Bell & Howell Co.*...........       948,013
  27,100      C&D Technologies.............     1,151,750
   4,200      Credence Systems Corp.*......       363,300
  16,100      Dallas Semiconductor Corp....     1,037,444
  18,000      Electro Scientific                1,314,000
                Industries, Inc.*..........
   8,500      Electronics for Imaging,            494,063
                Inc.*......................
  23,600      Harman International              1,324,550
                Industries, Inc............
  14,800      KEMET Corp.*.................       666,925
   2,900      Lam Research Corp.*..........       323,531
  35,850      Methode Eletronics, Inc......     1,151,681
  71,100      Pioneer Standard Electronics,     1,026,506
                Inc........................
  20,200      Rogers Corp.*................       772,650
  30,100      Tektronix, Inc...............     1,170,137
  53,000      Varian, Inc..................     1,192,500
                                             ------------
                                               13,705,269
                                             ------------

              Food - Service/Lodging--0.7%
  64,000      Marcus Corp..................       860,000
                                             ------------

              Foods--5.2%
  28,800      American Italian Pasta Co.,         885,600
                Cl.A*......................
  38,600      Aurora Foods, Inc.*..........       359,463
  44,800      Flowers Industries, Inc......       714,000
  26,650      Lancaster Colony Corp........       882,781
  12,300      Lance, Inc...................       123,000
  36,800      Performance Food Group Co....       897,000
  38,400      Ralcorp Holdings, Inc.*......       765,600
  72,800      United Natural Foods, Inc....       873,600
  53,200      Universal Foods Corp.........     1,083,950
                                             ------------
                                                6,584,994
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       18

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Gas & Pipeline Utilities--2.0%
  20,600      Equitable Resources, Inc......  $    687,525
  20,600      National Fuel Gas Co..........       957,900
  31,700      Washington Gas Light Co.......       871,750
                                              ------------
                                                 2,517,175
                                              ------------
              Homebuilders--1.0%
  17,700      Kaufman & Broad Home Corp.....       428,119
  47,500      Toll Brothers, Inc.*..........       884,687
                                              ------------
                                                 1,312,806
                                              ------------

              Hotels & Restaurants--0.8%
  31,200      Lone Star Steakhouse & Saloon,       278,362
                Inc.*.......................
  10,000      Luby's Cafeterias, Inc........       113,750
  46,300      Prime Hospitality Corp.*......       408,019
  20,600      Ryan's Family Steak Houses,          175,100
                Inc.*.......................
                                              ------------
                                                   975,231
                                              ------------

              Household Appliances & Home
                Furnishings--1.9%
  24,000      Bassett Furniture Industries,        384,000
                Inc.........................
  45,000      Chromcraft Revington, Inc.*...       472,500
  20,700      Ethan Allen Interiors, Inc....       663,694
  42,700      Furniture Brands                     939,400
                International, Inc.*........
                                              ------------
                                                 2,459,594
                                              ------------
              Industrial Machinery--3.3%
   4,300      Briggs & Stratton Corp........       230,588
  23,425      Crane Co......................       465,572
  24,900      Graco, Inc....................       893,287
  28,100      Hussmann International,              423,256
                Inc.........................
  23,209      Mark IV Industries, Inc.......       410,509
  14,700      Polaris Industries, Inc.......       532,875
  34,400      Regal-Beloit Corp.............       709,500
  39,900      Watts Industries, Inc.,              588,525
                Cl.A........................
                                              ------------
                                                 4,254,112
                                              ------------

              Insurance--5.1%
  13,900      Arthur J. Gallagher & Co......       900,025
  11,700      Blanch (E.W.) Holdings,              716,625
                Inc.........................
  25,000      Brown & Brown, Inc............       957,812
  35,800      Enhance Financial Services           581,750
                Group, Inc..................
  26,000      Everest Reinsurance Holdings,        580,125
                Inc.........................
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  17,800      HCC Insurance Holdings,        $    234,738
                Inc........................
  36,300      Horace Mann Educators               712,387
                Corp.......................
  33,200      Protective Life Corp.........     1,056,175
  15,272      Radian Group, Inc............       729,238
                                             ------------
                                                6,468,875
                                             ------------

              Manufacturing--1.8%
  28,300      Federal Signal Corp..........       454,569
  16,900      Flowserve Corp...............       287,300
  17,800      Lydall, Inc.*................       117,925
  18,200      Roper Industries, Inc........       688,187
  17,800      The Dexter Corporation.......       707,550
                                             ------------
                                                2,255,531
                                             ------------

              Miscellaneous--1.7%
  31,800      American National Can Group,        413,400
                Inc........................
  36,800      AptarGroup, Inc..............       924,600
  19,950      CIRCOR International,               205,735
                Inc.*......................
  45,100      Whitman Corp.................       606,031
                                             ------------
                                                2,149,766
                                             ------------

              Office Equipment--0.4%
  23,800      HON Industries, Inc..........       522,113
                                             ------------

              Oil & Gas--2.4%
  20,700      CONSOL Energy, Inc...........       209,588
  22,700      Devon Energy Corp............       746,262
  63,400      Helmerich & Payne, Inc.......     1,382,912
  74,500      Pennzoil Quaker State               758,969
                Company....................
                                             ------------
                                                3,097,731
                                             ------------

              Oil & Gas - Production/Pipeline--1.3%
  27,600      Barrett Resources Corp.*.....       812,475
  98,400      Santa Fe Snyder Corp.........       787,200
                                             ------------
                                                1,599,675
                                             ------------

              Oil-Supplies & Construction--0.4%
  12,700      Tidewater, Inc...............       457,200
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       19

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1999

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Paper & Paper Products--1.0%
  21,300      Chesapeake Corp...............  $    649,650
  52,500      Wausau Paper Co...............       613,594
                                              ------------
                                                 1,263,244
                                              ------------
              Petroleum Services--0.5%
  62,000      Varco International, Inc......       631,625
                                              ------------

              Printing & Publishing--3.7%
  11,650      American Business Products,          136,159
                Inc.........................
  82,750      Banta Corp....................     1,867,047
  12,400      Houghton Mifflin Co...........       523,125
  36,400      Lee Enterprises, Inc..........     1,162,525
  40,400      Mail-Well, Inc.*..............       545,400
  10,900      Pulitzer, Inc.................       439,406
                                              ------------
                                                 4,673,662
                                              ------------

              Professional Services--2.0%
  18,900      CDI Corp.*....................       455,963
  29,100      HSB Group, Inc................       983,944
  18,600      Keane, Inc.*..................       590,550
  28,100      R.H. Donnelley Corp.*.........       530,387
                                              ------------
                                                 2,560,844
                                              ------------
              Real Estate Investment Trust--3.5%
  52,400      Catellus Development Corp.*...       671,375
  17,500      Chateau Communities, Inc......       453,906
   9,000      Chelsea GCA Realty, Inc.......       267,750
  30,000      FelCor Lodging Trust, Inc.....       525,000
  33,700      Glenborough Realty Trust,            450,738
                Inc.........................
  27,400      JDN Realty Corp...............       441,825
  22,200      Kilroy Realty Corp............       488,400
  25,600      Liberty Property Trust........       620,800
  18,100      Mack California Realty               471,731
                Corp........................
                                              ------------
                                                 4,391,525
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Retail - Apparel--1.2%
  14,200      Lands End, Inc...............  $    493,450
   8,100      Talbots, Inc.................       361,463
  18,000      The Men's Wearhouse, Inc.*...       528,750
  13,900      The Wet Seal, Inc., Cl.A*....       170,275
                                             ------------
                                                1,553,938
                                             ------------

              Retail - Grocery--1.8%
  38,300      Caseys General Stores,              399,756
                Inc........................
  25,300      Great Atlantic & Pacific Tea        705,238
                Co., Inc...................
  79,400      Ruddick Corp.................     1,230,700
                                             ------------
                                                2,335,694
                                             ------------

              Retail - Trade--1.7%
  53,300      Borders Group, Inc.*.........       856,131
  59,300      CompUSA Inc.*................       303,913
  66,100      Pier 1 Imports, Inc..........       421,387
  80,400      Venator Group, Inc.*.........       562,800
                                             ------------
                                                2,144,231
                                             ------------

              Savings & Loan--1.5%
  22,425      Astoria Financial Corp.......       682,561
  46,411      Sovereign Bancorp, Inc.......       345,907
  36,800      Webster Financial Corp.......       867,100
                                             ------------
                                                1,895,568
                                             ------------

              Toys & Amusements--0.5%
  25,405      Russ Berrie & Co., Inc.......       666,881
                                             ------------

              Trucking & Freight Forwarding--1.2%
  24,100      CNF Transportation, Inc......       831,450
  54,000      Werner Enterprises, Inc......       759,375
                                             ------------
                                                1,590,825
                                             ------------
              Total common stocks             125,120,298
                (cost $110,128,333)........
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Warrant*--0.0%
  33,910      Wilshire Technologies, Inc.     $          0
                expiring Nov. 28, 2002
                (cost $0)...................
                                              ------------
              Total long-term investments
                (cost $110,128,333).........   125,120,298
                                              ------------

              SHORT-TERM INVESTMENTS--1.3%
Principal
 Amount
 (000)        U.S. Government Securities
--------
              United States Treasury Bills,
$  1,425      5.05%, 1/27/00................     1,419,865
      75      4.95%, 3/23/00................        74,135
     125      5.28%, 3/23/00................       123,557
                                              ------------
              Total short-term Investments
                (cost $1,617,481)...........     1,617,557
                                              ------------
              Total Investments--99.8%
              (cost $111,745,814; Note 4)...   126,737,855
              Other assets in excess of
                liabilities--0.2%...........       272,144
                                              ------------
              Net Assets--100%..............  $127,009,999
                                              ------------
                                              ------------

---------------
 * Non-income producing security.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       21

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               Portfolio of Investments
               December 31, 1999

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
              LONG-TERM INVESTMENTS--99.0%

              Common Stocks
              Australia--1.9%
 405,722      Broken Hill Proprietary Co.,    $  5,327,397
                Ltd.........................
                                              ------------

              Denmark--1.7%
  63,900      Tele Danmark A.S..............     4,747,811
                                              ------------

              Finland--1.4%
 163,200      MeritaNondbaken OYJ...........       961,737
  71,380      UPM Kymmene OYJ...............     2,876,184
                                              ------------
                                                 3,837,921
                                              ------------

              France--14.7%
  31,930      Alcatel.......................     7,333,545
  56,414      Aventis SA*...................     3,273,329
  68,877      Aventis SA (New)..............     4,003,412
  27,470      Axa SA........................     3,829,790
  52,060      Banque Nationale de Paris.....     4,803,744
  15,680      Cie de Saint Gobain...........     2,948,972
  36,200      Michelin, Series B............     1,422,176
  16,500      Suez Lyonnaise des Eaux.......     2,644,444
  44,185      Total Fina SA, Series B.......     5,897,541
  45,601      Vivendi.......................     4,118,176
                                              ------------
                                                40,275,129
                                              ------------
              Germany--9.9%
  10,999      Allianz A.G...................     3,695,126
  40,383      DaimlerChrysler A.G...........     3,140,481
 134,800      Deutsche Lufthansa A.G........     3,136,766
  23,032      Deutsche Telekom A.G..........     1,640,330
  61,180      Metro A.G.....................     3,291,023
  52,100      Siemens A.G...................     6,628,592
  97,600      Thyssen Krupp A.G.............     2,974,099
  57,400      Veba A.G......................     2,789,905
                                              ------------
                                                27,296,322
                                              ------------
                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

                Italy--2.6%
   537,900      Eni SpA.....................  $ 2,958,520
   192,100      Sao Paolo Imi SpA...........    2,610,475
   234,100      Telecom Italia SpA..........    1,426,714
                                              -----------
                                                6,995,709
                                              -----------

                Japan--25.7%
   241,000      Asahi Breweries, Ltd........    2,637,154
   159,000      Canon, Inc..................    6,318,293
   242,000      Fuji Bank, Ltd..............    2,352,021
       270      Japan Tobacco, Inc..........    2,066,556
   123,000      Kao Corp....................    3,509,298
    16,600      Nintendo Co., Ltd...........    2,758,814
       291      Nippon Telegraph & Telephone    4,984,340
                  Corp......................
   715,000      Nissan Motor Co., Ltd.*.....    2,813,253
       205      NTT Mobile Communications       7,885,387
                  Network, Inc..............
    32,900      Orix Corp...................    7,412,724
    33,200      Promise Co., Ltd............    1,689,733
   101,000      Sankyo Co., Ltd.............    2,075,952
    39,700      Sony Corp...................   11,773,613
   533,000      Sumitomo Trust & Banking        3,599,589
                  Co., Ltd..................
    44,000      TDK Corp....................    6,076,539
   292,000      The Industrial Bank of          2,815,112
                  Japan, Ltd................
                                              -----------
                                               70,768,378
                                              -----------

                Netherlands--4.2%
    67,500      Heineken N.V................    3,292,371
    76,100      ING Groep N.V...............    4,594,959
    26,934      Philips Electronics N.V.....    3,662,814
                                              -----------
                                               11,550,144
                                              -----------

                Portugal--1.0%
   244,700      Portugal Telecom............    2,684,368
                                              -----------

                Singapore--2.4%
   360,850      Overseas Chinese Banking        3,314,924
                  Corp., Ltd................
   383,328      United Overseas Bank,           3,383,321
                  Ltd.......................
                                              -----------
                                                6,698,245
                                              -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       22

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
              Spain--5.3%
 217,400      Endesa S.A....................  $  4,316,447
 407,341      Telefonica S.A................    10,176,303
                                              ------------
                                                14,492,750
                                              ------------

              Sweden--3.0%
 142,700      Electrolux AB, Series B.......     3,588,882
 205,900      Nordbanken Holding AB.........     1,209,895
 189,800      Svenska Handelsbanken AB,          2,386,720
                Series A....................
  41,900      Volvo AB, Series B............     1,083,324
                                              ------------
                                                 8,268,821
                                              ------------

              Switzerland--3.8%
  33,985      ABB A.G., Series A*...........     4,156,615
     290      Roche Holdings A.G............     3,442,191
   4,920      Zurich Allied A.G.............     2,805,602
                                              ------------
                                                10,404,408
                                              ------------
              United Kingdom--21.4%
 162,000      Allied Zurich PLC.............     1,910,254
  98,783      Astrazeneca Group PLC.........     4,103,991
 392,200      BP Amoco PLC..................     3,958,998
 577,128      British Aerospace PLC.........     3,794,196
 346,500      British America Tobacco            1,958,955
                Industries PLC..............
 309,664      British Energy PLC............     1,779,463
 282,012      Cadbury Schweppes PLC.........     1,699,142
 301,599      Diageo PLC....................     2,406,634
  78,800      GKN PLC.......................     1,290,677
 414,600      Granada Group PLC.............     4,185,646
 314,100      Great Universal Stores PLC....     1,826,517
 262,800      Halifax Group PLC.............     2,869,626
 298,805      HSBC Holdings PLC.............     4,189,843
 331,038      Imperial Chemical Industries       3,497,106
                PLC.........................
 461,500      Invensys PLC..................     2,439,968
 142,600      National Westminster Bank          3,063,546
                PLC.........................
 159,639      Prudential Corp. PLC..........     3,115,008
 378,400      Reed International PLC........     2,842,218
 375,000      Royal & Sun Alliance Insurance     2,810,622
                Group PLC...................
                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

   155,300      Smithkline Beecham PLC......  $ 1,969,220
   373,200      Tesco PLC...................    1,133,320
   284,592      Unilever PLC................    2,091,642
                                              -----------
                                               58,936,592
                                              -----------
                Total long-term investments   272,283,995
                  (cost US$193,388,123).....
                                              -----------
Principal
  Amount
  (000)         SHORT-TERM INVESTMENTS--1.0%
----------
                United States Treasury
                  Bills,
$      795      5.01%, 1/27/00..............      792,298
     1,885      5.05%, 1/27/00..............    1,878,397
        65      4.95%, 3/23/00..............       64,262
        65      5.00%, 3/23/00..............       64,262
                                              -----------
                Total short-term investments    2,799,219
                  (cost US$2,798,856).......
                                              -----------
                Total Investments--100.0%
                (cost US$196,186,979; Note    275,083,214
                  4)........................
                Liabilities in excess of          (86,631)
                  other assets..............
                                              -----------
                Net Assets--100%............  $274,996,583
                                              -----------
                                              -----------

------------------
* Non-income producing securities.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 1999

The industry classification of portfolio holdings shown as a percentage of net assets as of December 31, 1999 was as follows:

Banking..........................................   12.7%
Telecommunications...............................   12.2
Electronics......................................    8.9
Insurance........................................    6.6
Energy...........................................    4.9
Food & Beverage..................................    4.8
Oil & Gas Services...............................    4.7
Diversified Industries...........................    4.0
Automobiles......................................    3.1
Chemicals........................................    2.7
Leasing..........................................    2.7
Manufacturing....................................    2.7
Medical Products & Services......................    2.7
Pharmaceuticals..................................    2.7
Diversified Manufacturing........................    2.4
Financial Services...............................    2.3
Computers........................................    2.2
Natural Resources Sector.........................    1.9
Retail...........................................    1.9
Engineering & Equipment..........................    1.5
Tobacco..........................................    1.5
Aerospace/Defense................................    1.4
Consumer Durable Goods...........................    1.3
Cosmetics/Toiletries.............................    1.3
Air Transportation...............................    1.1
Forest Products..................................    1.0
Industrials......................................    1.0
Publishing.......................................    1.0
U.S Government Securities........................    1.0
Electrical Equipment.............................    0.9
Miscellaneous....................................    0.9
                                                   -----
                                                   100.0%
                                                   -----
                                                   -----
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       24

               International Bond Portfolio
               Portfolio of Investments
               December 31, 1999

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                LONG-TERM INVESTMENTS--98.1%

                Australia--4.0%
                New South Wales Treasury
                  Corp.,
A$     800      6.50%, 5/1/06...............  $   506,293
                Queensland Treasury Corp.,
       800      8.00%, 8/14/01..............      538,330
                                              -----------
                                                1,044,623
                                              -----------

                Canada--7.4%
                Canadian Gov't. Bonds,
C$     100      5.50%, 6/1/09...............       65,597
                Deutsche Fin(Neth),
     1,500      7.00%, 1/7/04...............    1,054,209
                Province of Ontario,
     1,150      8.00%, 3/11/03..............      833,409
                                              -----------
                                                1,953,215
                                              -----------

                Eurobonds--46.8%
                Deutschland Rep.,
 EUR 2,700      4.00%, 7/4/09...............    2,450,579
                Depfa Pfandriefbank,
     1,700      5.00%, 2/3/05...............    1,699,651
                Dutch Gov't. Bonds,
       700      7.50%, 1/15/23..............      835,949
                Finnish Gov't. Bonds,
     1,000      9.50%, 3/15/04..............    1,176,685
                French Gov't. Bonds,
     1,500      4.00%, 10/25/09.............    1,344,812
                French Treasury Note,
       400      4.50%, 7/12/02..............      403,544
                German Gov't. Bonds,
       307      6.00%, 1/5/06...............      323,399
       200      6.00%, 7/4/07...............      210,234
                Italian Gov't. Bonds,
     1,300      4.50%, 5/1/09...............    1,215,267
 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)

                Obrig Do Tes Medio Prazo,
 EUR   500      3.625%, 8/19/04.............  $   474,461
       750      5.375%, 6/23/08.............      745,313
                Spanish Gov't. Bonds,
     1,000      5.15%, 7/30/09..............      978,137
                Treuhandanstalt,
       500      6.875%, 6/11/03.............      536,666
                                              -----------
                                               12,394,697
                                              -----------

                Germany--9.9%
                Austrian Gov't. Bonds,
 DM  1,000      7.25%, 5/3/07...............      568,615
                Halifax PLC,
     2,000      5.625%, 7/23/07.............    1,023,404
                Nordic Invest. Bank,
     2,000      4.875%, 3/1/01..............    1,037,310
                                              -----------
                                                2,629,329
                                              -----------

                Japan--7.4%
                Japan - Gov't. 10-Yr.
 Y 130,000      6.20%, 3/20/00..............    1,287,213
                Kingdom of Spain,
    60,000      3.10%, 9/20/06..............      660,076
                                              -----------
                                                1,947,289
                                              -----------

                New Zealand--15.8%
                Int'l. Bank Recon. & Dev.,
NZ$  2,500      7.25%, 5/27/03..............    1,293,840
       750      5.375%, 11/6/03.............      363,464
                New Zealand Gov't. Bonds,
     2,000      5.50%, 4/15/03..............    1,001,110
     3,000      7.00%, 7/15/09..............    1,533,798
                                              -----------
                                                4,192,212
                                              -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               International Bond Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 1999

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                Sweden--3.6%
                Kingdom of Sweden,
 SEK 5,000      9.00%, 4/20/09..............  $   723,352
                Swedish Gov't. Bonds,
     2,000      6.00%, 2/9/05...............      240,428
                                              -----------
                                                  963,780
                                              -----------

                United States--3.2%
                U.S. Treasury Notes,
US$    796      3.375%, 1/15/07 (TIPS)......      750,151
       104      3.625%, 1/15/08 (TIPS)......       99,130
                                              -----------
                                                  849,281
                                              -----------
                Total long-term investments
                  (cost US$27,761,696)......   25,974,426
                                              -----------
                Total Investments--98.1%
                (cost US$27,761,696; Note      25,974,426
                  4)........................
                Other assets in excess of
                  liabilities--1.9%.........      517,149
                                              -----------
                Net Assets--100%............  $26,491,575
                                              -----------
                                              -----------

------------------
(TIPS)--Treasury inflationary protection securities.
Portfolio securities are classified according to the securities currency denomination.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               Total Return Bond Portfolio
               Portfolio of Investments
               December 31, 1999
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       LONG-TERM
                         INVESTMENTS--110.1%

                       Corporate Bonds--31.9%

                       Airlines--2.6%
                       Continental Airlines,
                         Inc.,
Ba2        $    600    9.50%, 12/15/01.........  $    609,000
                       United Airlines, Inc.,
Baa1          1,000    10.85%, 2/19/15.........     1,151,520
                                                 ------------
                                                    1,760,520
                                                 ------------

                       Automobiles & Parts--1.2%
                       Federal-Mogul Corp.,
Ba1             850    7.75%, 7/1/06...........       788,198
                                                 ------------

                       Banking--7.4%
                       Asian Development Bank,
Aaa             900    5.82%, 6/16/28..........       817,012
                       Capital One Bank,
Baa2          1,200    6.91%, 7/28/03..........     1,208,328
                       GS Escrow Corp.,
Ba1           1,300    6.75%, 8/1/01...........     1,253,443
                       MBNA Bank, Inc.,
Baa1            100 DD 6.33%, 8/7/01...........        99,820
Baa1          1,100 DD 6.50%, 12/10/02.........     1,082,292
Baa1            500 DD 6.88%, 7/15/04..........       483,285
                                                 ------------
                                                    4,944,180
                                                 ------------

                       Cable--1.0%
                       Tele-Communications,
                         Inc.,
Aa3             700 DD 6.72%, 3/12/01..........       701,048
                                                 ------------
                       Financial Services--14.7%
                       Ford Credit Auto Owner
                         Trust,
Aaa           1,300    5.77%, 11/15/01.........     1,293,084
                       Ford Motor Credit Co.,
A1            1,200    5.75%, 2/23/04..........     1,139,244
                       General Motors Acceptance Corp.,
AAAPoundPound      700 DD 6.34%, 4/5/04...........      698,311
A2            1,300 DD 6.34%, 4/5/04, (MTN)....     1,296,863
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Goldman Sachs Group,
                         L.P.,
A1          $ 1,000DD  6.40%, 1/25/01..........  $  1,001,080
                       Heller Financial, Inc.,
A3            1,100DD  6.46%, 4/28/03..........     1,106,325
A3              800DD  6.50%, 7/22/02..........       785,504
                       Lehman Brothers
                         Holdings, Inc.,
A2            1,100DD  6.42%, 9/3/02...........     1,101,494
A3              200DD  6.98%, 4/1/02...........       200,912
                       Orix Credit Alliance,
                         Inc.,
Baa1          1,300DD  6.79%, 4/16/01..........     1,296,386
                                                 ------------
                                                    9,919,203
                                                 ------------

                       Health Care--0.7%
                       Columbia/HCA Healthcare
                         Corp.,
Ba1             450    6.88%, 7/15/01..........       435,668
                                                 ------------

                       Industrials--1.0%
                       Westpoint Stevens, Inc.,
Ba2             700    7.88%, 6/15/05..........       637,000
                                                 ------------

                       Oil & Gas Exploration Production--0.8%
                       R & B Falcon Corp.,
Ba3             600    6.50%, 4/15/03..........       553,500
                                                 ------------

                       Recreation--1.1%
                       Green Tree Recreational
                         Equipment,
Aaa             775    6.55%, 7/15/28..........       766,155
                                                 ------------

                       Utilities--1.4%
                       Niagara Mohawk Power
                         Corp.,
Baa1          1,000    6.88%, 3/1/01...........       997,970
                                                 ------------
                       Total corporate bonds
                         (cost $21,868,067)....    21,503,442
                                                 ------------

                       U.S. Government Agency Mortgage
                         Backed Securities--56.8%
                       Federal Home Loan
                         Mortgage Corp.,
                900    5.50%, 12/31/29.........       792,842
                       6.00%,
              7,300      5/15/28-12/1/29.......     6,609,263
                       6.50%, 9/15/18-12/15/21,
                849      (I/O).................        92,229

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 1999

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       U.S. Government Agency Mortgage
                         Backed Securities (cont'd.)
                       Federal Home Loan
                         Mortgage Corp.,
                         (cont'd.)
           $    459    6.90%, 1/1/24...........  $    463,117
              1,897    7.20%, 11/1/06..........     1,884,224
                       7.50%, 9/1/16 -
              2,109      12/1/29...............     2,089,297
                900    8.00%, 9/15/29..........       881,299
                 12    9.25%, 1/1/10...........        12,899
                       Federal National
                         Mortgage Assn.,
              2,300    5.50%, 12/31/29.........     2,023,641
                895    5.82%, 5/1/36...........       876,909
              1,091 DD 6.59%, 1/1/20...........     1,111,851
                       Government National
                         Mortgage Assn.,
                       6.38%, 2/20/17 -
              1,789      2/20/26...............     1,815,713
              4,950    6.50%, 12/15/29.........     4,645,278
                       6.75%, 7/20/22 -
              1,773      7/20/27...............     1,788,584
             10,230    7.00%, 12/15/29.........     9,878,395
                       7.50%, 2/15/27 -
              3,309      12/31/29..............     3,261,848
                                                 ------------
                       Total U.S. government
                         agency
                         mortgage backed
                         securities
                         (cost $38,616,475)....    38,227,389
                                                 ------------
                       Foreign Corporate Bonds--2.1%
                       Hellenic Finance, SCA,
Baa1            700    2.00%, 7/15/03..........       705,250
                       Petroleos Mexicanos,
Ba2             700 DD 8.80%, 7/15/05, MTN.....       686,875
                                                 ------------
                       Total foreign corporate
                         bonds
                         (cost $1,379,169).....     1,392,125
                                                 ------------

                       Collateralized Mortgage
                         Obligation--7.5%
                       Allied Capital
                         Commercial
                         Mortgage Trust,
AAAPoundPound      683 6.31%, 9/25/03..........       672,190
                       American Housing Trust
                         1,
                         Senior Mortgage Pass
                         Through Certificate,
                         Series 1-5 Class A,
Aaa              13    8.63%, 8/25/18..........        13,076
                       Champion Home Loan
                         Equity,
                         Series 1995, Class
                         A2-3,
Aaa             469    8.04%, 2/25/28..........       478,996
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Countrywide
                         Collateralized
                         Mortgage Obligation,
Aaa         $    30    8.02%, 11/25/24.........  $     30,683
                       GMAC Commercial Mortgage
                         Security, Inc.,
Aaa           1,205    6.15%, 5/15/35..........     1,151,414
Aa2             677    6.81%, 4/15/08..........       639,064
                       Residential Asset
                         Securitization Trust,
Aaa           1,166    6.50%, 10/25/14.........     1,124,201
                       Vendee Mortgage Trust,
Aaa           1,000    7.00%, 9/1/27...........       928,120
                                                 ------------
                       Total collateralized
                         mortgage obligations
                         (cost $5,165,220).....     5,037,744
                                                 ------------

                       U.S. Government Securities--7.5%
                       United States Treasury
                         Bonds,
                500    11.25%, 2/15/15.........       706,795
                       United States Treasury
                         Notes,
                318    3.38%, 1/15/07..........       300,060
              3,465DD  3.63%, 7/15/02 (TIPS)...     3,429,894
                615    3.88%, 1/15/09..........       594,563
                                                 ------------
                       Total U.S. government
                         securities
                         (cost $5,049,725).....     5,031,312
                                                 ------------

                       Foreign Government Bonds--4.3%
                       New Zealand Gov't.
                         Bonds,
Aaa             300    5.50%, 4/15/03..........       150,861
Aaa             300    10.00%, 3/15/02.........       167,860
                       Poland Gov't. Bonds,
Baa1          1,750    3.50%, 10/27/24.........     1,078,000
                       Republic of Argentina,
Ba2          90,000    5.50%, 3/27/01..........       869,240
                       United Mexican States,
Ba2             600DD  9.88%, 4/7/04...........       616,500
                                                 ------------
                       Total foreign government
                         bonds
                         (cost $2,745,239).....     2,882,461
                                                 ------------
                       Total long-term
                         investments
                         (cost $74,823,895)....    74,074,473
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       28

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       SHORT-TERM
                         INVESTMENTS--33.1%

                       Corporate Bonds--23.5%

                       Banking--4.1%
                       Capital One Bank,
Baa2       $    700    6.88%, 4/24/00..........  $    699,405
                       Korea Development Bank,
Baa2          2,000    9.60%, 12/1/00..........     2,032,500
                                                 ------------
                                                    2,731,905
                                                 ------------

                       Cable--0.1%
                       Tele-Communications,
                         Inc.,
A2              100    6.29%, 2/2/00...........        99,965
                                                 ------------
                       Electrical Power--1.9%
                       Kentucky Power Co.,
Baa2          1,300    7.13%, 11/2/00..........     1,300,000
                                                 ------------

                       Financial Services--6.9%
                       CBA Delaware Finance,
                         Inc.,
P1              200    5.85%, 4/3/00...........       196,021
                       General Electric Capital
                         Corp.,
A1+PoundPound      900 5.93%, 2/22/00..........       888,968
                       KFW International
                         Finance, Inc.,
A1            2,300    5.85%, 3/13/00..........     2,261,878
                       US West Capital Funding,
                         Inc.,
A2            1,300    5.90%, 3/24/00..........     1,281,939
                                                 ------------
                                                    4,628,806
                                                 ------------

                       Industrials--1.9%
                       Florida Power Corp.,
P1              200    5.95%, 1/31/00..........       199,008
                       Williams Cos., Inc.,
Baa3          1,100 DD 6.49%, 1/30/00..........     1,100,341
                                                 ------------
                                                    1,299,349
                                                 ------------
                       Railroads--1.8%
                       Union Pacific Railroad
                         Corp.,
Baa2          1,200 DD 6.35%, 5/22/00..........     1,197,750
                                                 ------------
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Telecommunication Services--6.4%
                       British
                         Telecommunications
                         Plc,
P1          $ 3,000    5.84%, 3/1/00...........  $  2,956,200
                       MCI Worldcom, Inc.,
A2            1,300    6.20%, 1/27/00..........     1,294,216
                                                 ------------
                                                    4,250,416
                                                 ------------

                       Utilities--0.4%
                       Texas Utilities Co.,
A2              300    5.83%, 1/21/00..........       298,989
                                                 ------------
                       Total corporate bonds
                         (cost $15,852,643)....    15,807,180
                                                 ------------

                       U.S. Government Agency Mortgage
                         Backed Securities--7.4%
                       Federal Home Loan Mortgage Corp.,
              1,000    5.00%, 1/10/00..........       998,611
              3,000    5.91%, 1/26/00..........     2,987,688
              1,000    6.27%, 5/18/00..........     1,000,221
                                                 ------------
                       Total U.S. government
                         agency mortgage backed
                         securities
                         (cost $4,986,131).....     4,986,520
                                                 ------------

                       U.S. Government Securities--0.6%
                       United States Treasury
                         Bills,
                 50D   4.68%, 2/10/00..........        49,712
                 40D   4.71%, 2/17/00..........        39,735
                190D   4.81%, 2/17/00..........       188,739
                       United States Treasury
                         Notes,
                100D   5.50%, 2/29/00..........       100,016
                                                 ------------
                       Total U.S. government securities
                         (cost $378,392)              378,202
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       29

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 1999

         PRINCIPAL
          AMOUNT                                 VALUE
           (000)           DESCRIPTION          (NOTE 1)
                       Repurchase Agreement--1.6%
           $  1,090    State Street Bank & Trust Co.,
                       2.50%, dated 12/31/99
                         due 1/3/00 in the
                         amount of $1,090,227
                         (cost $1,090,000,
                         collateralized by
                         $1,105,000 U.S.
                         Treasury Notes,
                         6.50%, 5/31/01;
                         value of collateral
                         including accrued
                         interest is
                         $1,114,896).........  $  1,090,000
                                               ------------
                       Total short-term
                         investments
                         (cost
                         $22,307,166)........    22,261,902
                                               ------------
                       Total Investments, Before
                         Outstanding
                         Options Written--143.2%
                       (cost $97,131,061;
                         Note 4).............  $ 96,336,375
                                               ------------

                       OUTSTANDING CALL OPTIONS
           Contracts   WRITTEN*
           ---------
                       United States Treasury
                         Bond Futures,
                       expiring 2/19/00
                 60      $98.00..............        (3,750)

                       OUTSTANDING PUT OPTIONS
                         WRITTEN*
                       Eurodollar Futures,
                       expiring 12/18/00
                 20      $93.50..............       (29,500)

                                                 VALUE
         CONTRACTS         DESCRIPTION          (NOTE 1)
                       United States Treasury
                         Bond Futures,
                       expiring 2/19/00
                 56      $88.00..............  $    (25,375)
                       United States Treasury
                         Bond Futures,
                       expiring 2/19/00
                  4      $90.00..............        (4,063)
                                               ------------
                       Total outstanding
                         options written
                         (premium received
                         $48,754)............       (62,688)
                                               ------------

                       Total Investments, Net of
                         Outstanding
                         Options Written--143.1%
                       (cost $97,082,756)....    96,273,687
                       Liabilities in excess
                         of
                         other
                         assets--(43.1%).....   (29,004,708)
                                               ------------
                       Net Assets--100%......  $ 67,268,979
                                               ------------
                                               ------------

---------------
          * Non-income producing securities.
          D Pledged as initial margin on financial futures
            contracts.
         DD Rate shown reflects current rate on variable rate
            instrument.
 PoundPound Standard & Poor's Rating.
L.P.--Limited Partnership.
(I/O)--Interest Only.
(MTN)--Medium Term Notes.
(TIPS)--Treasury Inflation Protection Securities.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       30

               Intermediate-Term Bond
               Portfolio
               Portfolio of Investments
               December 31, 1999

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       LONG-TERM INVESTMENTS--94.6%

                       Corporate Bonds--43.7%

                       Airlines--1.5%
                       United Airlines, Inc.,
Baa1    $     1,500    10.85%, 2/19/15....... $  1,727,280
                                              ------------

                       Auto & Truck--2.0%
                       Daimlerchrysler N.A.
                         Holding,
A1            2,300    6.67%, 9/25/01........    2,292,916
                                              ------------
                       Banking--5.1%
                       Export-Import Bank
                         Korea,
Baa2            300    6.50%, 11/15/06.......      285,822
                       Korea Development
                         Bank,
Ba2           2,000    7.125%, 9/17/01.......    1,985,000
                       MBNA America Bank,
Baa1          2,000DD  6.50%, 12/10/02.......    1,967,804
                       Sumitomo Trust &
                         Banking Co., Ltd.,
Baa2          1,500DD  9.40%, 12/29/49.......    1,485,358
                                              ------------
                                                 5,723,984
                                              ------------

                       Financial Services--20.4%
                       AT&T Capital Corp.,
A1            2,200DD  6.35%, 4/9/01.........    2,200,750
                       Bear Stearns Co.,
                         Inc.,
A2            3,400DD  6.63%, 11/30/04.......    3,396,812
                       Chase Manhattan Corp.,
A1              500    7.625%, 1/15/03.......      506,865
                       Ford Motor Credit Co.,
A1            1,100DD  6.45%, 7/16/02........    1,104,642
                       Fugi JGB Investment,
                         LLC.,
Ba1             300DD  9.87%, 12/29/49.......      297,794
                       General Motors
                         Acceptance Corp.,
A2            2,100DD  6.34%, 4/5/04.........    2,094,933
                       Goldman Sachs Group,
                         L.P.,
A1            1,900DD  6.40%, 1/25/01........    1,902,052
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Heller Financial Inc.,
A3         $   1,900DD 6.46%, 4/28/03..........  $  1,910,925
                       Household Finance Corp.,
A2             3,300DD 6.51%, 8/6/02...........     3,316,863
                       Lehman Brothers
                         Holdings, Inc.,
A3             1,500DD 6.42%, 9/3/02...........     1,502,037
A3               700DD 6.98%, 4/2/02...........       703,191
                       Orix Credit Alliance
                         Inc.,
Baa2           2,100   6.785%, 4/16/01.........     2,094,162
                       Transamerica Finance
                         Corp.,
A3             2,000DD 6.37%, 12/14/01.........     2,001,140
                                                 ------------
                                                   23,032,166
                                                 ------------

                       Health Care Services--1.0%
                       Columbia/HCA Healthcare
                         Corp.,
Ba2              300   6.91%, 6/15/05..........       274,500
                       Hospital Corp.,
Ba2            1,000   Zero Coupon, 6/1/01.....       878,450
                                                 ------------
                                                    1,152,950
                                                 ------------

                       Industrials--6.0%
                       Cox Communications,
                         Inc.,
Baa2             300DD 6.15%, 8/1/03...........       287,256
                       Golden State Holdings,
Ba1            1,800   6.75%, 8/1/01...........     1,735,536
Ba1              400DD 7.21%, 8/1/03...........       381,274
                       KPNQwest N.V.,
Ba1            1,500   8.125%, 6/1/09..........     1,447,500
                       Nuevo Grupo Iusacell
                         S.A.,
B1             1,250   14.25%, 12/1/06.........     1,296,875
                       TCI Communications,
                         Inc.,
A2               400DD 6.72%, 3/12/01..........       400,599
                       Westpoint Stevens Inc.,
Ba3            1,300   7.875%, 6/15/05.........     1,183,000
                                                 ------------
                                                    6,732,040
                                                 ------------

                       Petroleum Services--1.4%
                       Occidental Petroleum
                         Corp.,
Baa3           1,600DD 6.40%, 4/1/03...........     1,542,624
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1999

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       Technology--0.2%
                       International Game
                         Technology,
Ba1     $       200    7.875%, 5/15/04....... $    193,000
                                              ------------
                       Utilities--6.1%
                       Niagara Mohawk Power
                         Corp.,
Baa2          2,000    6.875%, 3/1/01........    1,995,940
                       Texas Utilities Co.,
Baa3          3,000DD  5.94%, 10/15/01.......    2,949,060
Baa3          2,000DD  6.50%, 8/16/02........    1,978,026
                                              ------------
                                                 6,923,026
                                              ------------
                       Total corporate bonds
                         (cost
                         $49,768,533)........   49,319,986
                                              ------------
                       U.S. Government Agency Mortgage
                         Backed Securities--30.4%
                       Federal Home Loan
                         Mortgage Corp.,
              4,400    5.50%, 12/31/29.......    3,876,114
                147    6.00%, 4/1/24.........      135,366
                815    6.00%, 12/1/26........      749,317
              6,420    6.00%, 12/1/29........    5,876,290
                       6.50%, 9/15/18 -
              1,408      12/15/21 (I/O)......      153,206
              3,260    7.50%, 12/1/29........    3,226,389
                 63    9.25%, 1/1/10.........       65,142
                       Federal National
                         Mortgage Assn.,
                133    5.812%, 12/1/30.......      130,118
                330    6.00%, 12/25/08.......      327,603
              1,819    6.50%, 9/1/05.........    1,796,409
                561    6.50%, 8/1/24.........      555,160
                877    6.796%, 7/1/25........      897,595
                       Government National
                         Mortgage Assn.,
                703    6.125%, 10/20/24......      715,107
                       6.375%, 5/20/23 -
              2,909      2/20/26.............    2,949,549
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Government National
                         Mortgage Assn.,
           $   5,300   6.50%, 12/15/29.........  $  4,973,732
               5,000   7.00%, 12/15/29.........     4,828,150
               1,000   7.50%, 12/31/29.........       985,630
               2,026   8.50%, 3/20/25..........     2,087,641
                                                 ------------
                       Total U.S. government
                         agency mortgage backed
                         securities (cost
                         $34,609,712)..........    34,328,518
                                                 ------------

                       Foreign Corporate Bonds--1.9%
                       Hellenic Finance S.C.A.,
A2         EURO1,200   2.00%, 7/15/03..........     1,209,000
                       Petroleos Mexicanos,
Ba2        $   1,000   8.80%, 7/15/05, MTN.....       981,250
                                                 ------------
                       Total foreign corporate
                         bonds (cost
                         $2,180,991)...........     2,190,250
                                                 ------------

                       Collateralized Mortgage
                         Obligations--8.9%
                       Champion Home Loan
                         Equity,
Aaa              704   8.57%, 2/25/28..........       718,494
                       Countrywide
                         Collateralized
                         Mortgage Obligation,
Aa1               30   8.02%, 11/25/24.........        30,683
                       EQCC Home Equity Loan
                         Trust,
Aaa            3,000   5.765%, 3/20/29.........     2,917,031
                       Ford Credit Auto Owner
                         Trust,
Aaa            2,100   5.77%, 11/15/01.........     2,088,828
                       Residential Accredit
                         Loans Inc.,
AAAPoundPound     3,000 7.25%, 6/25/27..........    2,913,405
                       Residential Asset
                         Securities Corp.,
Aaa              414DD 6.78%, 10/25/27.........       411,993
                       Southern Pacific Secured
                         Assets Corp.,
Aaa              962DD 6.64%, 6/25/28..........       955,028
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       32

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       Total collateralized
                         mortgage obligations
                         (cost
                         $10,273,977)........ $ 10,035,462
                                              ------------

                       Foreign Government Bonds--2.9%
                       New Zealand Gov't.
                         Bonds,
Aaa     NZD     600    5.50%, 4/15/03........      301,721
Aaa             600    10.00%, 3/15/02.......      335,720
                       Republic of Argentina,
Ba3        Y150,000    5.50%, 3/27/01........    1,448,734
                       United Mexican States,
NR      $     1,200DD  9.88%, 4/7/04.........    1,233,000
                                              ------------
                       Total foreign
                         government bonds
                         (cost $3,059,421)...    3,319,175
                                              ------------
                       U.S. Government Securities--6.8%
                       United States Treasury
                         Notes,
                531    3.375%, 1/15/07.......      500,100
                       3.625%, 7/15/02
              5,564      (TIPS)..............    5,508,074
              1,353    3.625%, 1/15/08.......    1,288,686
                       United States Treasury
                         Bonds,
                300    11.125%, 8/15/03......      343,875
                                              ------------
                       Total U.S. government
                         securities
                         (cost $7,659,971)...    7,640,735
                                              ------------
                       Total long-term
                         investments
                         (cost
                         $107,552,605).......  106,834,126
                                              ------------

                       SHORT-TERM INVESTMENTS--29.7%
                       Corporate Bonds--25.3%

                       Banking--1.4%
                       MNBA America Bank,
Baa1        1,000DD    6.37%, 4/13/00........      999,890
                       Oesterreichische,
NR              600    5.93%, 1/18/00........      598,035
                                              ------------
                                                 1,597,925
                                              ------------
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Financial Services--8.9%
                       Banco Latino America,
Baa1       $   1,800   6.31%, 4/10/00..........  $  1,795,500
                       Capital One Bank,
Baa2           2,000   8.125%, 3/1/00..........     2,004,160
                       General Electric Capital
                         Corp.,
A1             2,700   5.93%, 2/22/00..........     2,666,015
                       KFW International
                         Finance, Inc.,
A1               900   5.82%, 2/17/00..........       889,803
                       PaineWebber Group, Inc.,
Baa1           2,000DD 6.72%, 11/27/00.........     2,004,360
                       US West Capital Funding
                         Inc.,
A1               700   5.957%, 3/24/00.........       690,043
                                                 ------------
                                                   10,049,881
                                                 ------------

                       Industrials--8.3%
                       Illinois Tool Works
                         Inc.,
A1             3,600   6.01%, 1/31/00..........     3,580,768
                       TCI Communications,
                         Inc.,
A2             1,800   6.46%, 3/6/00...........     1,801,584
                       Union Pacific Corp.,
NR             2,000   5.95%, 5/22/00..........     1,996,250
                       Williams Companies,
                         Inc.,
NR             2,000DD 6.49%, 1/30/00..........     2,000,620
                                                 ------------
                                                    9,379,222
                                                 ------------

                       Telecommunication Services--1.9%
                       MCI Worldcom Inc.,
A2             2,200   5.36%, 1/27/00..........     2,189,557
                                                 ------------

                       Utilities--4.8%
                       Florida Power Corp.,
A1             5,000   5.95%, 2/9/00...........     4,960,656
                       Texas Utilities Co.,
A2               500   5.24%, 1/21/00..........       498,170
                                                 ------------
                                                    5,458,826
                                                 ------------
                       Total corporate bonds
                         (cost $28,713,209)....    28,675,411
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       33

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1999

         PRINCIPAL
          AMOUNT                                 VALUE
           (000)           DESCRIPTION          (NOTE 1)
                     U.S. Government Agency Mortgage
                       Backed Securities--3.4%
                     Federal Home Loan
                       Mortgage Corp.,
         $  1,800    5.00%, 1/10/00.........  $  1,797,000
            2,000 DD 6.27%, 5/18/00.........     2,000,442
                                              ------------
                     Total U.S. government
                       agency mortgage
                       backed securities
                       (cost $3,797,136)....     3,797,442
                                              ------------
                     U.S. Government Securities--0.4%
                     United States Treasury
                       Bills,
               10 D  4.71%, 2/17/00.........         9,932
                     United States Treasury
                       Notes,
              500 D  5.50%, 2/29/00.........       500,080
                                              ------------
                     Total U.S. government
                       securities
                     (cost $510,394)........       510,012
                                              ------------
         PRINCIPAL
          AMOUNT                                 VALUE
           (000)           DESCRIPTION          (NOTE 1)

                     Repurchase Agreement--0.6%
                                              $    690,000
         $    690    State Street Bank &
                       Trust Co.,
                       2.00%, dated 12/31/99
                       due 1/3/00 in the
                       amount of $690,115
                       (cost $690,000,
                       collateralized by
                       $700,000 U.S.
                       Treasury Notes,
                       6.500%, 5/31/01;
                       value of collateral
                       including accrued
                       interest is
                       $706,125)............
                                              ------------
                     Total short-term
                       investments
                       (cost $33,710,739)...    33,672,865
                                              ------------

                     Total Investments--124.3%
                     (cost $141,263,344;
                       Note 4)..............   140,506,991
                     Liabilities in excess
                       of other
                       assets--(24.3%)......   (27,515,979)
                                              ------------
                     Net Assets--100%.......  $112,991,012
                                              ------------
                                              ------------

---------------
 D-- Pledged as initial margin on financial futures contracts.
DD--Rate shown reflects current rate on variable rate instrument.
PoundPound--Standard & Poor's Rating.
LLC--Limited Liability Company.
L.P.--Limited Partnership.
S.A.--Sociedad Anonima (Spanish Corporation).
(I/O)--Interest Only.
(MTN)--Medium Term Notes.
(TIPS)--Treasury Inflation Protection Securities.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               Mortgage Backed Securities
               Portfolio
               Portfolio of Investments
               December 31, 1999

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                LONG-TERM INVESTMENTS--99.2%

                Collateralized Mortgage Obligation--28.1%
                Chase Commercial Mortgage
                  Securities Corp.,
$    1,000      7.37%, 2/19/07..............  $   991,045
                Federal Home Loan Mortgage
                  Corp.,
       187      5.50%, 8/15/21, PAC.........      176,386
       117      5.80%, 8/15/19, PAC.........      116,685
       100      5.95%, 6/15/19, PAC.........       98,562
     3,016      6.00%, 5/15/08 - 5/15/23....    2,833,488
     1,560      6.50%, 8/15/06 - 11/15/22,      1,495,882
                  PAC.......................
       359      7.00%, 3/15/23, PAC.........      344,974
       128      7.25%, 1/15/07, PAC.........      127,890
     2,985      7.50%, 6/15/22, PAC I/O.....      281,914
     1,606      8.00%, 8/15/04 - 7/15/21....    1,621,280
       611      9.00%, 6/01/09 - 10/15/20...      631,441
                Federal National Mortgage
                  Assn.,
     1,023      5.00%, 3/25/21, PAC.........      949,236
       614      5.666%, 1/25/09.............      613,031
     1,722      6.00%, 4/25/08 - 10/25/22...    1,598,844
       800      6.25%, 1/25/09, PAC.........      769,248
       654      6.50%, 12/25/19 - 12/25/23,       593,037
                  PAC.......................
     1,495      7.00%, 9/25/19 - 9/25/20,         302,711
                  PAC I/O...................
       790      7.385%, 3/25/21.............      785,514
       775      7.50%, 5/25/07 - 7/25/22....      760,663
       683      8.00%, 8/25/06 - 5/25/24....      688,983
       577      8.50%, 7/25/18 - 6/25/21....      587,874
                First Boston Mortgage
                  Securities,
     1,078      Zero Coupon, 4/25/17, P/O...      576,969
       765      6.96%, 6/20/29..............      761,061
                First Union-Lehman Brothers
                  Commerical Mortgage,
     1,000      6.60%, 5/18/07..............      967,969
                Salomon Brothers Mortgage Securities,
       239      6.00%, 12/26/11.............      234,380
                                              -----------
                Total collateralized
                  mortgage obligation
                  (cost $18,920,619)........   18,909,067
                                              -----------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               U.S. Government Agency Mortgage
                 Pass-Through Obligations--66.7%
               Federal Home Loan Mortgage
                 Corp.,
$     280      6.00%, 5/01/11...............  $   267,370
      296      6.50%, 2/01/04...............      292,521
        9      7.25%, 7/01/06...............        8,441
       88      7.50%, 3/01/08...............       87,656
       50      8.25%, 12/01/05 - 5/01/08....       50,224
      194      8.50%, 6/01/03 - 7/01/21.....      198,432
      114      8.75%, 12/01/08..............      117,396
      248      9.00%, 1/01/02 - 10/01/05....      256,338
       18      10.00%, 1/01/04..............       17,875
       47      10.50%, 11/01/19.............       50,632
       39      11.50%, 3/01/16..............       42,268
       17      12.75%, 11/01/13.............       17,944
       24      13.25%, 5/01/13..............       26,559
        5      14.00%, 6/01/11..............        5,388
               Federal National Mortgage
                 Assn.,
      998      5.50%, 2/01/29 - 6/01/29.....      885,423
      855      6.00%, 5/25/10 - 8/01/11.....      816,055
       89      6.18%, 7/01/08...............       82,606
       49      6.295%, 6/01/08..............       46,227
       78      6.30%, 1/01/08...............       73,853
       73      6.34%, 1/01/08...............       68,804
       53      6.39%, 1/01/06...............       50,669
       78      6.43%, 1/01/08...............       74,411
      495      6.447%, 1/01/08..............      470,209
      315      6.527%, 5/25/30..............      292,088
      645      6.55%, 9/01/07...............      617,616
       54      6.812%, 10/01/07.............       52,461
      568      6.981%, 6/01/07..............      557,244
    1,938      7.00%, 4/01/29 - 12/01/29....    1,874,210
      313      7.024%, 6/01/07..............      309,531
      610      7.04%, 3/01/07...............      600,777
       63      7.28%, 10/01/06..............       63,131
      257      7.50%, 2/01/20...............      256,192
       96      7.75%, 10/01/19..............       95,590
      746      8.00%, 3/01/07 - 12/01/22....      759,817
    1,029      8.50%, 1/01/07 - 6/01/10.....    1,051,047
      155      9.75%, 8/01/10 - 11/01/16....      163,076

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Mortgage Backed Securities
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1999

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                Government National Mortgage
                  Assn.,
$    6,377      6.50%, 5/15/23 - 8/15/29....  $ 5,995,165
    10,562      7.00%, 7/15/16 - 6/15/29....   10,223,247
    12,981      7.50%, 3/15/07 - 8/15/29....   12,897,942
       930      8.00%, 1/15/08 - 5/15/17....      949,934
       712      8.25%, 6/20/17 - 7/20/17....      719,280
       194      8.50%, 3/15/05 - 4/20/17....      201,032
     2,244      9.00%, 10/20/01 - 1/15/20...    2,366,071
       676      9.50%, 9/15/02 - 1/15/21....      719,409
         1      13.00%, 2/15/11.............          551
        43      13.50%, 6/15/10 - 5/15/11...       49,307
        69      14.00%, 6/15/11 - 4/15/12...       80,527
        26      16.00%, 4/15/12 - 5/15/12...       31,095
                                              -----------
                Total U.S. government agency
                  mortgage pass-through
                  obligations
                  (cost $46,020,688)........   44,933,641
                                              -----------

                U.S. Government Securities--4.4%
                United States Treasury
                  Bonds,
       600      8.125%, 8/15/19.............      683,718
     1,000      8.875%, 2/15/19.............    1,217,190
       820      12.00%, 8/15/13.............    1,094,954
                                              -----------
                Total U.S. government
                  securities
                  (cost $3,162,969).........    2,995,862
                                              -----------
                Total long-term investments
                  (cost $68,104,276)........   66,838,570
                                              -----------

                SHORT-TERM INVESTMENTS--0.7%

                U.S. Government Security--0.7%
                United States Treasury Bond,
       482      2.80%, 1/03/00                    482,000
                  (cost $482,000)...........
                                              -----------
                Total Investments--99.9%
                (cost $68,586,276; Note        67,320,570
                  4)........................
                Other assets in excess of
                  liabilities--0.1%.........       51,037
                                              -----------
                Net Assets--100%............  $67,371,607
                                              -----------
                                              -----------

---------------
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               U.S. Government Money Market
               Portfolio
               Portfolio of Investments
               December 31, 1999

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
              Federal Farm Credit Bank--5.8%
$  5,000      4.82%, 3/11/00................  $  4,999,533
                                              ------------

              Federal Home Loan Bank--62.8%
   5,000      4.90%, 1/14/00................     4,999,989
   3,000      4.835%, 1/28/00...............     2,999,858
   5,000      4.895%, 2/4/00................     4,999,860
  25,000      5.48%, 2/9/00.................    24,851,583
   3,000      4.80%, 4/5/00.................     2,999,618
   5,000      5.92%, 10/4/00................     4,994,851
   5,000      5.32%, 10/25/00...............     4,995,184
   3,000      5.90%, 12/20/00...............     2,996,373
                                              ------------
                                                53,837,316
                                              ------------

              Federal National Mortgage Association--17.4%
   5,000      5.97%, 2/4/00.................     4,998,230
   5,000      5.25%, 6/15/00................     4,878,958
   5,000      5.93%, 11/13/00...............     4,996,329
                                              ------------
                                                14,873,517
                                              ------------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               Repurchase Agreement--15.4%
$  13,234      Paribas, 2.80%, dated          $13,234,000
                 12/31/99 due 1/3/00 in the
                 amount of $13,237,088 (cost
                 $13,234,000; collateralized
                 by $13,465,000 U.S.
                 Treasury Notes, 4.50%,
                 1/31/01; value of
                 collateral including
                 accrued interest -
                 $13,493,906)...............
                                              -----------
               Total Investments--101.4%
               (amortized cost                 86,944,366
                 $86,944,366*)..............
               Liabilities in excess of        (1,221,961)
                 other
                 assets--(1.4%).............
                                              -----------
               Net Assets--100%.............  $85,722,405
                                              -----------
                                              -----------

---------------
* Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Statements of Assets and
               Liabilities
               December 31, 1999

                                                                                                                      SMALL
                                     LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                       GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments, at value*                   $515,565,783             $261,826,161             $186,582,735           $ 126,737,855
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement                               --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Cash                                              781                    6,667                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value
(cost $561,124; $28,852; $43,074)                  --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold               734,105                  470,002                  424,795                 269,799
---------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                    --                       --                       --                 827,167
---------------------------------------------------------------------------------------------------------------------------------
Dividends and interest receivable             139,634                  573,747                   64,175                 154,157
---------------------------------------------------------------------------------------------------------------------------------
Due from Manager                                   --                       --                       --                  10,420
---------------------------------------------------------------------------------------------------------------------------------
Deferred expenses and other assets              6,616                    5,584                    3,439                   2,926
---------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts - net
amount receivable from
counterparties                                     --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                        516,446,919              262,882,161              187,075,144             128,002,324
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Foreign currency bank overdraft
(cost $385,789)                                    --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Bank overdraft                                     --                       --                       --                 648,177
---------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                  --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares reacquired            676,375                  539,967                  334,700                 191,480
---------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other
liabilities                                    54,188                   46,744                   41,420                 144,744
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                  --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Outstanding options written
(premium received
$48,754)                                           --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Withholding taxes payable                          --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Deferred trustees' fees                            --                    8,663                    8,116                   7,924
---------------------------------------------------------------------------------------------------------------------------------
Due to Manager                                246,078                  130,375                   87,705                      --
---------------------------------------------------------------------------------------------------------------------------------
Due to broker-variation margin
  payable                                          --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts - Net
amount payable from counterparties                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                       976,641                  725,749                  471,941                 992,325
NET ASSETS                               $515,470,278             $262,156,412             $186,603,203           $ 127,009,999
---------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of:
  Shares of beneficial interest,
  at par                                 $     20,073             $     20,145             $     10,679           $       8,485
---------------------------------------------------------------------------------------------------------------------------------
  Paid-in capital, in excess of
  par                                     235,998,606              226,500,337              131,665,083             110,980,587
---------------------------------------------------------------------------------------------------------------------------------
                                          236,018,679              226,520,482              131,675,762             110,989,072
  Under (over) distribution of net
  investment
    income (loss)                                  --                       --                       --                   7,255
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated net realized gains
  (losses)                                  2,588,787                6,913,119               16,042,725               1,021,631
---------------------------------------------------------------------------------------------------------------------------------
  Net unrealized
  appreciation/depreciation               276,862,812               28,722,811               38,884,716              14,992,041
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 1999          $515,470,278             $262,156,412             $186,603,203           $ 127,009,999
---------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest
issued
  and outstanding                          20,073,301               20,144,558               10,678,755               8,485,456
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, offering price
    and redemption price per share             $25.68                   $13.01                   $17.47                  $14.97
---------------------------------------------------------------------------------------------------------------------------------
  *Identified cost of investments.       $238,702,971             $233,103,350             $147,698,019           $ 111,745,814

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

INTERNATIONAL                                                                                               U.S. GOVERNMENT
    EQUITY        INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED                  MONEY
  PORTFOLIO       BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO         MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
$275,083,214       $ 25,974,426       $ 96,336,375        $ 140,506,991           $ 67,320,570               $  73,710,366
-----------------------------------------------------------------------------------------------------------------------------
          --                 --                 --                   --                     --                  13,234,000
-----------------------------------------------------------------------------------------------------------------------------
     213,830                 --                429                  223                    750                          --
-----------------------------------------------------------------------------------------------------------------------------

          --            572,974             29,319               43,778                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     359,462             64,356            184,467              204,598                 98,253                   3,217,467
-----------------------------------------------------------------------------------------------------------------------------
          --                 --          3,166,500              989,531                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     413,380            765,532            674,148            1,122,351                518,886                     489,682
-----------------------------------------------------------------------------------------------------------------------------
                             --                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
       5,348                805              1,324                  610                  1,752                       1,910
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             39,899                1,590                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
 276,075,234         27,378,093        100,432,461          142,869,672             67,940,211                  90,653,425

-----------------------------------------------------------------------------------------------------------------------------
     381,179                 --                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --            680,178                 --                   --                     --                       1,627
-----------------------------------------------------------------------------------------------------------------------------
     132,899                 --         32,162,965           28,730,131                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     274,086             55,126            745,773              993,287                435,400                   4,781,038
-----------------------------------------------------------------------------------------------------------------------------
     110,536            107,845             74,700               24,514                 87,277                      96,791
-----------------------------------------------------------------------------------------------------------------------------
          --             20,964             10,313               17,953                 12,251                      10,391
-----------------------------------------------------------------------------------------------------------------------------

          --                 --             62,688                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
      14,759              5,032                 --                                          --                          --
-----------------------------------------------------------------------------------------------------------------------------
       8,635              5,940              7,596                7,842                  7,596                       8,307
-----------------------------------------------------------------------------------------------------------------------------
     156,557             11,433             26,143               43,551                 26,080                      32,866
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             33,125               61,382                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             40,179                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
   1,078,651            886,518         33,163,482           29,878,660                568,604                   4,931,020
$274,996,583        $26,491,575        $67,268,979         $112,991,012            $67,371,607                 $85,722,405
-----------------------------------------------------------------------------------------------------------------------------
      15,835
$                  $      3,123       $      6,824        $      11,392           $      6,757               $      85,722
-----------------------------------------------------------------------------------------------------------------------------
 196,021,061         28,676,992         71,021,561          117,272,549             69,271,991                  85,636,683
-----------------------------------------------------------------------------------------------------------------------------
 196,036,896         28,680,115         71,028,385          117,283,941             69,278,748                  85,722,405

  (2,469,090 )         (118,673)           107,366              (19,543)                95,753                          --
-----------------------------------------------------------------------------------------------------------------------------
   2,538,096           (277,331)        (2,877,563)          (3,246,256)              (737,188)                         --
-----------------------------------------------------------------------------------------------------------------------------
  78,890,681         (1,792,536)          (989,209)          (1,027,130)            (1,265,706)                         --
-----------------------------------------------------------------------------------------------------------------------------
$274,996,583        $26,491,575        $67,268,979         $112,991,012            $67,371,607                 $85,722,405
-----------------------------------------------------------------------------------------------------------------------------

  15,834,915          3,123,086          6,824,232           11,392,442              6,757,009                  85,722,405
-----------------------------------------------------------------------------------------------------------------------------
      $17.37              $8.48              $9.86                $9.92                  $9.97                       $1.00
-----------------------------------------------------------------------------------------------------------------------------
$196,186,979        $27,761,696        $97,131,061         $141,263,344            $68,586,276                 $86,944,366

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Statements of Operations
               For The Year Ended December
               31, 1999

                                                                                                                         SMALL
                                        LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                          GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Income
  Interest                                  $    398,163             $    213,843             $    241,278           $     193,643
------------------------------------------------------------------------------------------------------------------------------------
  Dividends                                    1,585,791                6,729,888                  277,142               1,895,518
------------------------------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding taxes                     --                  (34,939)                      --                     (13)
------------------------------------------------------------------------------------------------------------------------------------
      Total income                             1,983,954                6,908,792                  518,420               2,089,148
------------------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                               2,315,968                1,679,401                  903,559                 774,461
------------------------------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses                   99,000                  106,000                  100,000                 121,000
------------------------------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and expenses             122,000                  120,000                  114,000                 111,000
------------------------------------------------------------------------------------------------------------------------------------
  Registration fees                               19,000                   32,000                   22,000                  30,000
------------------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                         30,000                   71,000                   33,000                  20,000
------------------------------------------------------------------------------------------------------------------------------------
  Audit fees and expenses                         13,500                   13,500                   13,500                  13,500
------------------------------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                         10,000                   10,000                   10,000                  10,000
------------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                      1,800                    1,800                    1,800                   1,800
------------------------------------------------------------------------------------------------------------------------------------
  Amortization of organization
  expenses                                            --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                    1,782                    6,508                    1,069                     755
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                           2,613,050                2,040,209                1,198,928               1,082,516
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    (629,096)               4,868,583                 (680,508)              1,006,632
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                     39,273,492               34,792,274               38,143,040               1,354,411
------------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                         --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                       --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Options written                                     --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Swaps                                               --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Total net realized gain (loss)                39,273,492               34,792,274               38,143,040               1,354,411
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation on:
  Investments                                142,004,420              (51,549,029)               4,193,728              (1,250,361)
------------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                         --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                  --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Options written                                     --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation/depreciation                    142,004,420              (51,549,029)               4,193,728              (1,250,361)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss)                              181,277,912              (16,756,755)              42,336,768                 104,050
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS            $180,648,816             $(11,888,172)            $ 41,656,260           $   1,110,682
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

 INTERNATIONAL                                                                                            U.S. GOVERNMENT
     EQUITY         INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED              MONEY
   PORTFOLIO        BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO      MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
  $   458,469        $  1,355,960        $4,188,480          $ 6,824,420             $4,996,501              $9,970,017
---------------------------------------------------------------------------------------------------------------------------
    5,569,631                  --                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
     (648,251)             (7,089)               --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
    5,379,849           1,348,871         4,188,480            6,824,420              4,996,501               9,970,017
---------------------------------------------------------------------------------------------------------------------------
    1,723,039             146,497           296,600              487,094                316,095                 492,130
---------------------------------------------------------------------------------------------------------------------------
      299,000             115,000           115,000              110,000                130,000                  71,000
---------------------------------------------------------------------------------------------------------------------------
      114,000              37,000            50,000               60,000                 55,000                  46,000
---------------------------------------------------------------------------------------------------------------------------
       51,000               6,000            24,000               19,000                 13,000                 180,000
---------------------------------------------------------------------------------------------------------------------------
       68,000              31,000            26,000               25,000                 20,000                  30,000
---------------------------------------------------------------------------------------------------------------------------
       20,000              13,500            13,500               13,500                 13,500                   5,000
---------------------------------------------------------------------------------------------------------------------------
       10,000              10,000            10,000               10,000                 10,000                  10,000
---------------------------------------------------------------------------------------------------------------------------
        1,800               1,800             1,800                1,800                  1,800                   1,800
---------------------------------------------------------------------------------------------------------------------------
           --               3,949                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
        8,222               1,095             3,324                3,316                  2,874                   2,226
---------------------------------------------------------------------------------------------------------------------------
    2,295,061             365,841           540,224              729,710                562,269                 838,156
---------------------------------------------------------------------------------------------------------------------------
    3,084,788             983,030         3,648,256            6,094,710              4,434,232               9,131,861
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   23,216,539            (277,331)       (1,590,540)          (1,734,014)              (255,531)                  2,539
---------------------------------------------------------------------------------------------------------------------------
           --                  --        (1,237,059)          (1,384,753)                (1,103)                     --
---------------------------------------------------------------------------------------------------------------------------
     (420,857)           (302,889)          (28,829)            (106,985)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --                --               79,748                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --                --               63,771                     --                      --
---------------------------------------------------------------------------------------------------------------------------
   22,795,682            (580,220)       (2,856,428)          (3,082,233)              (256,634)                  2,539
---------------------------------------------------------------------------------------------------------------------------
   29,670,863          (2,113,675)       (1,226,685)          (1,440,812)            (3,075,447)                     --
---------------------------------------------------------------------------------------------------------------------------
           --                  --           (38,208)            (171,996)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
      (37,672)             (6,806)            3,335                6,738                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --           (14,212)                (309)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
   29,633,191          (2,120,481)       (1,275,770)          (1,606,379)            (3,075,447)                     --
---------------------------------------------------------------------------------------------------------------------------
   52,428,873          (2,700,701)       (4,132,198)          (4,688,612)            (3,332,081)                  2,539
---------------------------------------------------------------------------------------------------------------------------

   55,513,661
  $                  $ (1,717,671)       $ (483,942)         $ 1,406,098             $1,102,151              $9,134,400
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Statements of Changes in Net
               Assets

                           LARGE CAPITALIZATION              LARGE CAPITALIZATION              SMALL CAPITALIZATION
                             GROWTH PORTFOLIO                   VALUE PORTFOLIO                  GROWTH PORTFOLIO
                       -----------------------------     -----------------------------     -----------------------------
                          Year Ended December 31,           Year Ended December 31,           Year Ended December 31,
                       -----------------------------     -----------------------------     -----------------------------
                           1999             1998             1999             1998             1999             1998

INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Operations
  Net investment
  income (loss)        $   (629,096)    $   (137,759)    $  4,868,583     $  4,653,175     $   (680,508)    $   (561,626)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         39,273,492       35,920,680       34,792,274       30,983,706       38,143,040        2,228,053
------------------------------------------------------------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    depreciation of
    investments         142,004,420       67,508,676      (51,549,029)      (9,079,959)       4,193,728        1,353,560
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations          180,648,816      103,291,597      (11,888,172)      26,556,922       41,656,260        3,019,987
------------------------------------------------------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income            --               --       (5,225,370)      (4,404,065)              --               --
------------------------------------------------------------------------------------------------------------------------
  Dividends in excess
    of net investment
    income                       --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions from
    net
    realized gains      (43,879,009)     (21,568,633)     (32,765,017)     (27,679,090)     (20,559,728)      (6,691,785)
------------------------------------------------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions     (43,879,009)     (21,568,633)     (37,990,387)     (32,083,155)     (20,559,728)      (6,691,785)
------------------------------------------------------------------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold         114,931,932       61,539,874       77,536,152       61,726,845       54,990,278       47,314,663
------------------------------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions        42,595,350       21,112,171       36,982,534       31,419,758       19,982,699        6,560,196
------------------------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired           (108,629,468)     (78,466,932)     (85,971,350)     (79,225,934)     (68,448,742)     (57,118,761)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions         48,897,814        4,185,113       28,547,336       13,920,669        6,524,235       (3,243,902)
------------------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)        185,667,621       85,908,077      (21,331,223)       8,394,436       27,620,767       (6,915,700)

NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of year       329,802,657      243,894,580      283,487,635      275,093,199      158,982,436      165,898,136
------------------------------------------------------------------------------------------------------------------------
End of year(b)         $515,470,278     $329,802,657     $262,156,412     $283,487,635     $186,603,203     $158,982,436
------------------------------------------------------------------------------------------------------------------------
(a) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.
(b) Includes
    undistributed net
    investment income
    of                 $         --     $         --     $         --     $    331,461     $         --     $         --
------------------------------------------------------------------------------------------------------------------------
                             SMALL CAPITALIZATION
                               VALUE PORTFOLIO
                       --------------------------------
                           Year Ended December 31,
                       --------------------------------
                           1999              1998
INCREASE (DECREASE)
IN NET ASSETS
-----------------------------------------------------------
Operations
  Net investment
  income (loss)        $  1,006,632      $     745,060
---------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions          1,354,411         11,100,287
-------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    depreciation of
    investments          (1,250,361)       (23,613,476)
-----------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations            1,110,682        (11,768,129)
---------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income    (1,036,917)          (616,180)
-------------------------------------------------------------------------------
  Dividends in excess
    of net investment
    income                       --                 --
-----------------------------------------------------------------------------------
  Distributions from
    net
    realized gains         (845,701)       (11,204,352)
---------------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --                 --
-------------------------------------------------------------------------------------------
Total distributions      (1,882,618)       (11,820,532)
-----------------------------------------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          43,989,353         51,340,282
---------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions         1,831,438         11,566,933
-------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired            (59,596,106)       (61,175,473)
-----------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions        (13,775,315)         1,731,742
---------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)        (14,547,251)       (21,856,919)
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of year       141,557,250        163,414,169
-----------------------------------------------------------------------------------------------------------------------
End of year(b)         $127,009,999      $ 141,557,250
------------------------------------------------------------------------------------------------------------------------
(a) Fund share transa
(b) Includes
    undistributed net
    investment income
    of                 $     13,760      $      44,045
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

        INTERNATIONAL                      INTERNATIONAL
            EQUITY                             BOND                          TOTAL RETURN                    INTERMEDIATE-TERM
          PORTFOLIO                          PORTFOLIO                      BOND PORTFOLIO                    BOND PORTFOLIO
------------------------------     -----------------------------     -----------------------------     -----------------------------
   Year Ended December 31,            Year Ended December 31,           Year Ended December 31,           Year Ended December 31,
------------------------------     -----------------------------     -----------------------------     -----------------------------
    1999             1998              1999             1998             1999             1998             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
$  3,084,788     $   3,498,986     $    983,030     $ 1,037,980      $  3,648,256     $ 3,420,783      $  6,094,710     $  5,778,552
------------------------------------------------------------------------------------------------------------------------------------
  22,795,682        19,004,639         (580,220)        733,885        (2,856,428)      2,090,996        (3,082,233)       1,734,284
------------------------------------------------------------------------------------------------------------------------------------
  29,633,191        13,769,545       (2,120,481)        768,892        (1,275,770)       (641,674 )      (1,606,379)       (424,161)
------------------------------------------------------------------------------------------------------------------------------------
  55,513,661        36,273,170       (1,717,671)      2,540,757          (483,942)      4,870,105         1,406,098        7,088,675
------------------------------------------------------------------------------------------------------------------------------------
  (3,084,788)       (1,532,425)        (728,282)     (1,037,980 )      (3,649,343)     (3,376,862 )      (5,989,108)     (5,900,704)
------------------------------------------------------------------------------------------------------------------------------------

  (2,677,890)               --          (15,039)       (211,923 )              --              --          (123,288)              --
------------------------------------------------------------------------------------------------------------------------------------

 (18,824,138)      (12,786,060)        (533,458)       (129,221 )              --      (2,089,757 )              --      (1,685,532)
------------------------------------------------------------------------------------------------------------------------------------
          --                --         (357,823)             --                --              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
 (24,586,816)      (14,318,485)      (1,634,602)     (1,379,124 )      (3,649,343)     (5,466,619 )      (6,112,396)     (7,586,236)
------------------------------------------------------------------------------------------------------------------------------------
 510,600,358       397,245,964        9,337,260      10,468,976        30,284,247      32,010,608        51,530,513       59,709,544
------------------------------------------------------------------------------------------------------------------------------------
  23,927,794        13,933,450        1,568,393       1,318,338         3,444,914       5,274,697         5,771,282        7,214,518
------------------------------------------------------------------------------------------------------------------------------------
(534,749,224)     (426,694,187)     (12,103,726)    (13,095,621 )     (29,405,059)    (20,021,411 )     (44,887,078)    (56,214,686)
------------------------------------------------------------------------------------------------------------------------------------

    (221,072)      (15,514,773)      (1,198,073)     (1,308,307 )       4,324,102      17,263,894        12,414,717       10,709,376
------------------------------------------------------------------------------------------------------------------------------------
  30,705,773         6,439,912       (4,550,346)       (146,674 )         190,817      16,667,380         7,708,419       10,211,815

------------------------------------------------------------------------------------------------------------------------------------
 244,290,810       237,850,898       31,041,921      31,188,595        67,078,162      50,410,782       105,282,593       95,070,778
------------------------------------------------------------------------------------------------------------------------------------
$274,996,583     $ 244,290,810     $ 26,491,575     $31,041,921      $ 67,268,979     $67,078,162      $112,991,012     $105,282,593
------------------------------------------------------------------------------------------------------------------------------------

$         --     $          --     $         --     $        --      $    107,366     $   137,282      $         --     $         --
------------------------------------------------------------------------------------------------------------------------------------

                                            U.S. GOVERNMENT
         MORTGAGE BACKED                           MONEY
      SECURITIES PORTFOLIO                   MARKET PORTFOLIO
  -----------------------------     -----------------------------------
     Year Ended December 31,              Year Ended December 31,
 -----------------------------     -----------------------------------
      1999             1998              1999                1998
----------------------------------------------------------------------------------------------------------------------------
  $  4,434,232     $ 4,525,346      $     9,131,861     $     5,162,964
------------------------------------------------------------------------------------------------------------------------------------

      (256,634)        603,101                2,539              (1,050)
------------------------------------------------------------------------------------------------------------------------------------

    (3,075,447)       (603,723 )                 --                  --
------------------------------------------------------------------------------------------------------------------------------------

     1,102,151       4,524,724            9,134,400           5,161,914
------------------------------------------------------------------------------------------------------------------------------------

    (4,506,298)     (4,414,869 )         (9,134,400)         (5,161,914)
------------------------------------------------------------------------------------------------------------------------------------

          --              --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------

          --              --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------

          --            --              --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------

    (4,506,298)     (4,414,869 )         (9,134,400)         (5,161,914)
------------------------------------------------------------------------------------------------------------------------------------

    19,032,932      17,198,222        7,084,700,140       3,570,979,025
------------------------------------------------------------------------------------------------------------------------------------

     3,919,458       3,666,643            5,438,487           4,089,479
------------------------------------------------------------------------------------------------------------------------------------

   (25,046,551)    (19,700,312 )     (7,143,264,709)     (3,478,545,549)
------------------------------------------------------------------------------------------------------------------------------------

    (2,094,161)      1,164,553          (53,126,082)         96,522,955
------------------------------------------------------------------------------------------------------------------------------------

    (5,498,308)      1,274,408          (53,126,082)         96,522,955
------------------------------------------------------------------------------------------------------------------------------------

    72,869,915      71,595,507          138,848,487          42,325,532
------------------------------------------------------------------------------------------------------------------------------------

  $ 67,371,607     $72,869,915      $    85,722,405     $   138,848,487
------------------------------------------------------------------------------------------------------------------------------------

  $     95,753     $   167,819      $            --     $            --
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                 LARGE CAPITALIZATION
                                                                   GROWTH PORTFOLIO
                                             ------------------------------------------------------------
                                                               Year Ended December 31,
                                             ------------------------------------------------------------
                                               1999         1998         1997       1996(b)      1995(b)

PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $18.29       $13.58       $12.97       $12.13        $9.74
---------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                     (.03)        (.01)          --(c)       .02          .10
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                        9.79         6.00         2.61         2.33         2.41
---------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               9.76         5.99         2.61         2.35         2.51
---------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income               --           --         (.01)        (.02)        (.10)
---------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --           --           --           --         (.01)
---------------------------------------------------------------------------------------------------------
Distributions from net realized gains           (2.37)       (1.28)       (1.99)       (1.49)        (.01)
---------------------------------------------------------------------------------------------------------
      Total distributions                       (2.37)       (1.28)       (2.00)       (1.51)        (.12)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $25.68       $18.29       $13.58       $12.97       $12.13
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                55.37%       44.22%       20.77%       21.09%       25.76%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $515,470     $329,803     $243,895     $220,782     $180,077
---------------------------------------------------------------------------------------------------------
Average net assets (000)                     $385,995     $277,794     $242,233     $202,736     $162,982
---------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .68%         .68%         .73%         .82%         .78%
---------------------------------------------------------------------------------------------------------
  Net investment income (loss)                   (.16)%       (.05)%       (.01)%        .19%         .88%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           50%           54%          82%          65%         154%
---------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
(c) Less than $.005 per share.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

                    LARGE CAPITALIZATION                                            SMALL CAPITALIZATION
                      VALUE PORTFOLIO                                                 GROWTH PORTFOLIO
------------------------------------------------------------     -----------------------------------------------------------
                  Year Ended December 31,                                          Year Ended December 31,
------------------------------------------------------------     -----------------------------------------------------------
  1999         1998       1997(b)      1996(b)      1995(b)        1999         1998         1997       1996(b)      1995(b)

----------------------------------------------------------------------------------------------------------------------------
  $15.87       $16.21       $13.97       $12.57       $10.02       $15.35       $15.57       $14.93       $14.15      $11.59
----------------------------------------------------------------------------------------------------------------------------
     .27          .28          .31          .31          .33         (.06)        (.05)        (.05)        (.02)        .02
----------------------------------------------------------------------------------------------------------------------------

   (1.00)         1.34         3.77         2.07         2.89         4.35          .48         3.02         2.63        2.84
----------------------------------------------------------------------------------------------------------------------------

    (.73)        1.62         4.08         2.38         3.22         4.29          .43         2.97         2.61        2.86
----------------------------------------------------------------------------------------------------------------------------
    (.29)        (.27)        (.28)        (.31)        (.30)          --           --           --           --        (.02)
----------------------------------------------------------------------------------------------------------------------------
      --           --           --         (.03)          --           --           --           --           --          --
----------------------------------------------------------------------------------------------------------------------------
   (1.84)       (1.69)       (1.56)        (.64)        (.37)       (2.17)        (.65)       (2.33)       (1.83)       (.28)
----------------------------------------------------------------------------------------------------------------------------
   (2.13)       (1.96)       (1.84)        (.98)        (.67)       (2.17)        (.65)       (2.33)       (1.83)       (.30)
----------------------------------------------------------------------------------------------------------------------------
  $13.01       $15.87       $16.21       $13.97       $12.57       $17.47       $15.35       $15.57       $14.93      $14.15
----------------------------------------------------------------------------------------------------------------------------

   (4.37)%      10.25%      29.80%       19.17%       32.08%       29.20%        2.55%       20.85%       18.88%       24.62%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
$262,156     $283,488     $275,093     $227,706     $187,596     $186,603     $158,982     $165,898     $147,469     $121,533
----------------------------------------------------------------------------------------------------------------------------
$279,900     $282,078     $253,579     $208,898     $163,124     $150,593     $162,654     $156,570     $141,496     $107,649
----------------------------------------------------------------------------------------------------------------------------

     .73%         .71%         .72%         .77%         .76%         .80%         .77%         .79%         .89%        .85%
----------------------------------------------------------------------------------------------------------------------------
    1.74%        1.65%        1.90%        2.33%        2.83%        (.45)%       (.35)%       (.36)%       (.32)%       .12%
----------------------------------------------------------------------------------------------------------------------------
      36%          24%          21%          22%          59%         207%          69%         106%         108%        120%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                SMALL CAPITALIZATION
                                                                  VALUE PORTFOLIO
                                             ----------------------------------------------------------
                                                              Year Ended December 31,
                                             ----------------------------------------------------------
                                               1999       1998(c)      1997(c)      1996(c)     1995(c)

PER SHARE OPERATING
PERFORMANCE:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $14.98       $17.50       $15.22      $13.07      $11.07
-------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                      .11          .08          .08         .11         .14
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                         .10        (1.27)        4.37        2.71        2.00
-------------------------------------------------------------------------------------------------------
      Total from investment
      operations                                  .21        (1.19)        4.45        2.82        2.14
-------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income             (.12)        (.07)        (.08)       (.11)       (.14)
-------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --           --         (.01)         --          --
-------------------------------------------------------------------------------------------------------
Distributions from net realized gains            (.10)       (1.26)       (2.08)       (.56)         --
-------------------------------------------------------------------------------------------------------
Distributions in excess of net
  realized gains                                   --           --           --          --          --
-------------------------------------------------------------------------------------------------------
Tax return of capital distributions                --           --           --          --          --
-------------------------------------------------------------------------------------------------------
      Total distributions                        (.22)       (1.33)       (2.17)       (.67)       (.14)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $14.97       $14.98       $17.50      $15.22      $13.07
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(b)                                 1.39%        (6.62)%     29.98%       21.75%      19.21%
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $127,010     $141,557     $163,414     $126,672    $97,594
-------------------------------------------------------------------------------------------------------
Average net assets (000)                     $129,077     $153,756     $144,160     $110,564    $88,085
-------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .87%         .79%         .81%        .92%       1.00%
-------------------------------------------------------------------------------------------------------
  Net investment income (loss)                    .75%         .48%         .45%        .77%       1.14%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            42%          39%          36%         60%        110%
-------------------------------------------------------------------------------------------------------

(a) Net of expense subsidies.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Calculated based upon average shares outstanding during the year.
(d) Less than $.005 per share.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       46

                       INTERNATIONAL                                                     INTERNATIONAL
                      EQUITY PORTFOLIO                                                  BOND PORTFOLIO
------------------------------------------------------------     -------------------------------------------------------------
                  Year Ended December 31,                                           Year Ended December 31,
------------------------------------------------------------     -------------------------------------------------------------
  1999         1998         1997       1996(c)      1995(c)        1999        1998        1997        1996           1995

------------------------------------------------------------------------------------------------------------------------------
  $15.54       $14.27       $14.82       $13.64       $11.95        $9.52       $9.17      $10.17      $10.19          $9.57
------------------------------------------------------------------------------------------------------------------------------
     .23          .23          .21          .25          .17          .30         .31         .42         .51            .57(a)
------------------------------------------------------------------------------------------------------------------------------
    3.29         1.98         1.32         1.79         1.67         (.84)        .45       (1.00)       (.08)           .82
------------------------------------------------------------------------------------------------------------------------------
    3.52         2.21         1.53         2.04         1.84         (.54)        .76        (.58)        .43           1.39
------------------------------------------------------------------------------------------------------------------------------
    (.23)        (.10)        (.41)        (.22)        (.11)        (.23)       (.31)         --        (.21)          (.57)
------------------------------------------------------------------------------------------------------------------------------

    (.17)           --           --           --           --           --        (.06)       (.06)         --             --
------------------------------------------------------------------------------------------------------------------------------
   (1.29)        (.84)       (1.67)        (.64)        (.04)        (.16)       (.04)       --(d)       (.24)          (.20)
------------------------------------------------------------------------------------------------------------------------------
      --           --           --           --           --           --          --          --          --             --
------------------------------------------------------------------------------------------------------------------------------
      --           --           --           --           --         (.11)         --        (.36)         --             --
------------------------------------------------------------------------------------------------------------------------------
   (1.69)        (.94)       (2.08)        (.86)        (.15)        (.50)       (.41)       (.42)       (.45)          (.77)
------------------------------------------------------------------------------------------------------------------------------
  $17.37       $15.54       $14.27       $14.82       $13.64        $8.48       $9.52       $9.17      $10.17         $10.19
------------------------------------------------------------------------------------------------------------------------------

   23.30%       15.49%       10.60%       15.25%       15.38%       (5.88)%      8.55%      (5.73)%      4.45%         14.66%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
$274,997     $244,291     $237,851     $240,563     $191,598      $26,492     $31,042     $31,189     $41,780        $34,660
------------------------------------------------------------------------------------------------------------------------------
$246,148     $246,335     $245,536     $221,626     $183,414      $29,300     $30,720     $35,163     $38,788        $29,510
------------------------------------------------------------------------------------------------------------------------------

     .93%          .91%         .93%         .99%        1.02%        1.25%       1.54%       1.35%       1.34%          1.00%(a)
------------------------------------------------------------------------------------------------------------------------------
    1.25%        1.42%        1.15%        1.77%        1.32%        3.36%       3.38%       4.44%       5.02%          5.56%(a)
------------------------------------------------------------------------------------------------------------------------------
      35%          45%          37%          39%          76%         132%        110%        202%        226%           456%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                   TOTAL RETURN
                                                                  BOND PORTFOLIO
                                             ---------------------------------------------------------
                                                              Year Ended December 31,
                                             ---------------------------------------------------------
                                               1999         1998        1997        1996        1995
PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $10.49       $10.56      $10.28      $10.62       $9.48
------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                             .56          .58         .57         .57         .62(a)
------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                        (.63)         .27         .35        (.09)       1.18
------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               (.07)         .85         .92         .48        1.80
------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income             (.56)        (.58)       (.54)       (.56)       (.58)
------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --           --          --          --          --
------------------------------------------------------------------------------------------------------
Distributions from net realized gains              --         (.34)       (.10)       (.26)       (.08)
------------------------------------------------------------------------------------------------------
Distributions in excess of net
  realized gains                                   --           --          --          --          --
------------------------------------------------------------------------------------------------------
      Total distributions                        (.56)        (.92)       (.64)       (.82)       (.66)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $9.86       $10.49      $10.56      $10.28      $10.62
------------------------------------------------------------------------------------------------------

TOTAL RETURN(b)                                  (.67)%       8.28%       9.23%       5.02%      19.63%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                 $67,269      $67,078     $50,411     $49,218     $45,118
------------------------------------------------------------------------------------------------------
Average net assets (000)                      $65,911      $61,786     $48,123     $47,246     $37,023
------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .82%         .81%        .91%        .94%        .85%(a)
------------------------------------------------------------------------------------------------------
  Net investment income                          5.54%        5.54%       5.54%       5.67%       6.21%(a)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           368%         327%        323%        340%        141%
------------------------------------------------------------------------------------------------------

(a) Net of expense subsidies.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

                    INTERMEDIATE-TERM                                              MORTGAGE BACKED
                      BOND PORTFOLIO                                             SECURITIES PORTFOLIO
----------------------------------------------------------     --------------------------------------------------------
                 Year Ended December 31,                                       Year Ended December 31,
----------------------------------------------------------     --------------------------------------------------------
  1999         1998         1997        1996        1995         1999        1998        1997        1996        1995

-----------------------------------------------------------------------------------------------------------------------
$  10.36     $  10.42     $  10.30     $ 10.51     $  9.56     $  10.47     $ 10.45     $ 10.21     $ 10.31     $  9.51
-----------------------------------------------------------------------------------------------------------------------
     .56          .63          .58         .59         .63          .66         .64         .64         .65         .68(a)
-----------------------------------------------------------------------------------------------------------------------
        )
    (.43          .09          .28        (.07)        .94         (.50)        .01         .23        (.12)        .83
-----------------------------------------------------------------------------------------------------------------------
     .13          .72          .86         .52        1.57          .16         .65         .87         .53        1.51
-----------------------------------------------------------------------------------------------------------------------
    (.56)        (.61)        (.57)       (.59)       (.60)        (.66)       (.63)       (.63)       (.63)       (.68)
-----------------------------------------------------------------------------------------------------------------------

    (.01)           --           --          --          --           --          --          --          --        (.03)
-----------------------------------------------------------------------------------------------------------------------
      --         (.17)        (.17)       (.14)       (.02)          --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
      --           --           --          --          --           --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
    (.57)        (.78)        (.74)       (.73)       (.62)        (.66)       (.63)       (.63)       (.63)       (.71)
-----------------------------------------------------------------------------------------------------------------------
   $9.92       $10.36       $10.42      $10.30      $10.51        $9.97      $10.47      $10.45      $10.21      $10.31
-----------------------------------------------------------------------------------------------------------------------

    1.30%        7.09%        8.57%       5.22%      16.87%        1.54%       6.37%       8.82%       5.56%     16.18%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
$112,991     $105,283      $95,071     $100,392    $77,125      $67,372     $72,870     $71,596     $73,867     $69,759
-----------------------------------------------------------------------------------------------------------------------
$108,243     $101,219      $95,575     $81,723     $68,628      $70,244     $73,737     $71,757     $72,214     $65,149
-----------------------------------------------------------------------------------------------------------------------

     .67%          .66%         .71%        .73%        .79%         .80%        .70%        .88%        .91%        .85%(a)
-----------------------------------------------------------------------------------------------------------------------
    5.63%        5.71%        5.64%       5.69%       6.09%        6.31%       6.14%       6.21%       6.44%       6.79%(a)
-----------------------------------------------------------------------------------------------------------------------
     253%         249%         249%        311%         93%          14%         24%        128%        102%        154%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       49

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                  U.S. GOVERNMENT
                                                                       MONEY
                                                                  MARKET PORTFOLIO
                                             ----------------------------------------------------------
                                                              Year Ended December 31,
                                             ----------------------------------------------------------
                                               1999         1998         1997        1996        1995

PER SHARE OPERATING
PERFORMANCE:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $1.00        $1.00        $1.00       $1.00       $1.00
-------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                            .045         .048         .049        .045        .051(a)
-------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               .045         .048         .049        .045        .051
-------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income            (.045)       (.048)       (.049)      (.045)      (.051)
-------------------------------------------------------------------------------------------------------
      Total distributions                       (.045)       (.048)       (.049)      (.045)      (.051)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $1.00        $1.00        $1.00       $1.00       $1.00
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(b)                                  4.67%        4.88%        4.95%      4.53%       5.25%
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                 $85,722     $138,848      $42,326     $27,397     $18,855
-------------------------------------------------------------------------------------------------------
Average net assets (000)                     $196,853     $106,500      $37,675     $19,132     $20,173
-------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .43%         .55%         .65%        .89%        .75%(a)
-------------------------------------------------------------------------------------------------------
  Net investment income                          4.64%        4.85%        4.91%       4.49%       5.18%(a)
-------------------------------------------------------------------------------------------------------

(a) Net of expense subsidies.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Notes to Financial Statements

           The Target Portfolio Trust (the 'Fund') is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the 'Portfolio' or 'Portfolios'): Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small
Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio. All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993 with the exception of the International Bond Portfolio which commenced on May 17, 1994.
      The Portfolios' investment objectives are as follows: Large Capitalization Growth Portfolio--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have earnings growth faster than that of the S&P 500; Large Capitalization Value Portfolio--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued; Small Capitalization Growth Portfolio--maximum capital appreciation through investment primarily in small company common stocks that in the investment adviser's opinion should have earnings growth faster than that of the U.S. economy in general; Small Capitalization Value Portfolio--above average capital appreciation through investment in common small company stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace; International Equity Portfolio--capital appreciation through investment primarily in stocks of companies domiciled outside the United States; International Bond Portfolio--high total return through investment primarily in high quality foreign debt securities; Total Return Bond Portfolio--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years; Intermediate-Term Bond Portfolio--current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years; Mortgage Backed Securities Portfolio--high current income primarily and capital appreciation secondarily each consistent with the protection of capital through investment primarily in mortgage-related securities; U.S. Government Money Market Portfolio--maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

-------------------------------------------------------------------
Note 1. Accounting Policies
      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Securities Valuations: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.
      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.
      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.
      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.
      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.
      Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than sixty days are valued at current market quotations.
      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      All securities (except those of the U.S. Government Money Market Portfolio) are valued as of 4:15 p.m., New York time. The U.S. Government Money Market Portfolio calculates net asset value as of 4:30 p.m., New York time.
      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

--------------------------------------------------------------------------------

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.
      Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
      Foreign Currency Forward Contracts: The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into foreign currency forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.
      Options: The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
      The Portfolio, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
      Swaps: The Intermediate-Term Bond Portfolio may enter into a swap in order to hedge against adverse movements in interest notes. A swap is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

--------------------------------------------------------------------------------

      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Net investment income, net realized gains and net assets were not affected by this change.

                                    Paid-in       Accumulated       Net
                                  Capital in       Net Gain/    Investment
Portfolio               Ref.     excess of par       Loss         Income
---------------------  -------  ---------------   -----------   -----------
Large Capitalization
  Growth.............  c          $        --     $  (629,096)  $   629,096
Large Capitalization
  Value..............  b                   --         (25,326)       25,326
Small Capitalization
  Growth.............  c                   --        (680,508)      680,508
Small Capitalization
  Value..............  f                   --           6,505        (6,505)
International
  Equity.............  a,e                 --      (5,167,364)    5,167,364
International Bond...  a,b             60,015         302,889      (362,904)
Total Return Bond....  a                   --          28,829       (28,829)
Intermediate-Term
  Bond...............  a,b           (120,806)        107,192        13,614
---------------
 (a) Reclass of net foreign currency gains/losses.
 (b) Reclass of dividends in excess of net investment income.
 (c) Reclass of net operating losses.
 (d) Reclass of distributions/redemption distributions.
 (e) Reclass of passive foreign investment companies' gains.
 (f) Reclass of real estate investment trust.

      Dividends and Distributions: The International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net capital gains, if any, at least annually.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax-paying entity. It is the intent of each portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.
      Deferred Organizational Expenses: A total of $279,000 was incurred in connection with the organization of the Fund. These costs have been deferred and were amortized ratably over a period of sixty months from the date the Portfolio commenced investment operations.

-------------------------------------------------------------------
Note 2. Agreements
      The Fund's manager is Prudential Investments Fund Management LLC ('PIFM') pursuant to which PIFM manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisery services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisery agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.
      The advisers noted below each furnished investment advisery services in connection with the management of the Portfolios. Effective May 28, 1999, Sawgrass Asset Management, L.L.C. became the subadviser of the Small Capitalization Growth Portfolio and will serve the portfolio under the same terms and conditions as under the agreement with Nicholas-Applegate Capital Management. Effective August 26, 1999, Fleming Asset Management USA became the subadviser of the Small Capitalization Growth Portfolio and will serve the portfolio under the same terms and conditions as under the agreement with Investment Advisers, Inc. Each of the two advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PIFM deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two advisers to the other.

Portfolio                                    Adviser
-------------------------   ------------------------------------------
Large Capitalization
  Growth.................   Oak Associates, Ltd., and
                            Columbus Circle Investors
Large Capitalization
  Value..................   INVESCO Capital Management, Inc. and
                            Hotchkis and Willey
Small Capitalization
  Growth.................   Sawgrass Asset Management, L.L.C.
                            and Fleming Asset Management USA
Small Capitalization
  Value..................   Wood, Struthers & Winthrop Management
                            Corp. and Lazard Asset Management
International Equity.....   Lazard Asset Management
International Bond.......   Delaware International Advisers Ltd.
Total Return Bond and
  Intermediate-Term
  Bond...................   PIMCO
Mortgage Backed
  Securities and U.S.
  Government Money
  Market.................   Wellington Management Company, LLP

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PIFM, in turn, pays each adviser a fee for its services.

                                       Total
Portfolio                          Management Fee    Adviser Fee
--------------------------------   --------------    -----------
Large Capitalization Growth.....         .60%             .30%
Large Capitalization Value......         .60%             .30%
Small Capitalization Growth.....         .60%             .40%
Small Capitalization Value......         .60%             .40%
International Equity............         .70%             .40%
International Bond..............         .50%             .30%
Total Return Bond...............         .45%             .25%
Intermediate-Term Bond..........         .45%             .25%
Mortgage Backed Securities......         .45%             .25%
U.S. Government Money Market....         .25%            .125%

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). PIMS serves the Fund without compensation.
      PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------

-------------------------------------------------------------------
Note 3. Other Transactions
with Affiliates
      Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the year ended December 31, 1999 as well as the fees due PMFS as of December 31, 1999.

                                  Amount incurred
                                      for the         Amount Due
                                     year ended         as of
                                    December 31,     December 31,
Portfolio                               1999             1999
--------------------------------  ----------------   ------------
Large Capitalization Growth.....      $121,100         $ 11,300
Large Capitalization Value......       118,600           10,400
Small Capitalization Growth.....       114,400           10,000
Small Capitalization Value......       109,900            9,500
International Equity............       112,500            9,900
International Bond..............        36,100            3,000
Total Return Bond...............        48,000            4,200
Intermediate-Term Bond..........        59,000            5,400
Mortgage Backed Securities......        53,900            4,600
U.S. Government Money Market....        29,000            2,700

      For the year ended December 31, 1999, Prudential Securities Incorporated ('PSI') earned approximately $1,100, $49,000 and $40,200 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio and Small Capitalization Growth Portfolio, respectively.
-------------------------------------------------------------------
Note 4. Portfolio Securities
      Purchases and sales of portfolio securities, excluding short-term investments and written options, for the period ended December 31, 1999 were as follows:

Portfolio                              Purchases        Sales
------------------------------------  ------------   ------------
Large Capitalization Growth.........  $189,728,682   $195,695,379
Large Capitalization Value..........    99,535,211    104,555,886
Small Capitalization Growth.........   292,760,296    305,723,347
Small Capitalization Value..........    54,793,721     68,880,486
International Equity................    82,162,161    100,715,653
International Bond..................    37,247,786     38,017,829
Total Return Bond...................   292,844,847    282,403,695
Intermediate-Term Bond..............   302,773,045    278,551,793
Mortgage Backed Securities..........    20,375,459      9,795,841

      The federal income tax basis and unrealized appreciation/depreciation of each of the Portfolios' investments, excluding written options as of December 31, 1999, were as follows:

                                            Net
                                        Unrealized
                                       Appreciation          Gross Unrealized
Portfolio                 Basis       (Depreciation)    Appreciation   Depreciation
---------------------  ------------   ---------------   ------------   ------------
Large Capitalization
  Growth.............  $238,848,378    $ 276,717,405    $277,890,899   $ 1,173,494
Large Capitalization
  Value..............   233,103,350       28,722,811      56,654,071    27,931,260
Small Capitalization
  Growth.............   147,943,401       38,639,334      44,179,878     5,540,544
Small Capitalization
  Value..............   111,947,950       14,789,905      23,800,905     9,011,000
International
  Equity.............   202,982,450       72,100,764      81,875,961     9,775,197
International Bond...    27,824,050       (1,849,624)        182,556     2,032,180
Total Return Bond....    97,131,061         (794,686)        342,380     1,137,066
Intermediate-Term
  Bond...............   141,270,469         (763,478)        564,042     1,327,520
Mortgage Backed
  Securities.........    68,591,575       (1,271,005)        714,617     1,985,622

      For federal income tax purposes, International Bond Portfolio, the Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio had a capital loss carryforward as of December 31, 1999. Accordingly, no capital gain distributions are expected to be paid to shareholders of the International Bond Portfolio, Total Return Bond Portfolio and Mortgage Backed Securities Portfolio until future net gains have been realized in excess of such carryforward. In addition, certain portfolios have either partially or fully utilized prior yer caital losses and/or are electing to treat net currency losses incurred in the two-month period ended December 31, 1999 as having been incurred in the following year.

                                                    Utilization     Net Losses
                                                         of           in two
                                                     Prior Year    months ended
                        Capital Loss   Expiration   Capital Loss   December 31,
Portfolio               Carryforward      Year      Carryforward       1999
----------------------  ------------   ----------   ------------   -------------
International
  Equity..............   $       --         --       $       --       $28,139
International Bond
  Portfolio...........      211,700       2007               --        95,861
Total Return Bond
  Portfolio...........        2,722       2007               --       352,900
Intermediate-Term Bond
  Portfolio...........    3,241,758       2007               --       276,982
Mortgage Backed
  Securities
  Portfolio...........      458,600       2002        2,718,500            --
                            237,400       2007               --        35,900

      At December 31, 1999, the Total Return Bond and Intermediate-Term Bond Portfolios bought financial futures contracts. The unrealized appreciation/depreciation on such contracts as of December 31, 1999 were as follows:

Total Return Bond Portfolio:
                                                   Value at        Value at        Unrealized
Number of                         Expiration     December 31,       Trade         Appreciation
Contracts           Type             Date            1999            Date        (Depreciation)
----------    ----------------    ----------     ------------     ----------     --------------
              Long Positions:
    48        5-yr. T-Note        Mar. 2000      $ 4,704,750      $4,764,000       $  (59,250)
    36        10-yr. T-Note       Mar. 2000        3,450,938       3,534,750          (83,812)
    19        Eurodollar          Sept. 2000       4,432,700       4,456,575          (23,875)
    13        Eurodollar          Dec. 2000        3,025,587       3,042,475          (16,888)
                                                                                 --------------
                                                                                   $ (183,825)
                                                                                 --------------
                                                                                 --------------

Intermediate-Term Bond Portfolio:
                                                       Value at        Value at        Unrealized
Number of                             Expiration     December 31,       Trade         Appreciation
Contracts             Type               Date            1999            Date        (Depreciation)
----------    --------------------    ----------     ------------     ----------     --------------
              Long Positions:
    94        10-yr. T-Note           Mar. 2000       $9,010,781      $9,199,046       $ (188,265)
    74        5-yr. T-Note            Mar. 2000        7,253,156       7,344,500          (91,344)
                                                                                     --------------
                                                                                       $ (279,609)
                                                                                     --------------
                                                                                     --------------

--------------------------------------------------------------------------------

      At December 31, 1999, the Total Return Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                              Value at
Foreign Currency           Settlement Date    Current      Appreciation
Sale Contracts               Receivable        Value      (Depreciation)
-------------------------  ---------------   ----------   --------------
Eurodollar,
  expiring 1/24/00.......    $   746,445     $  706,546      $ 39,899
Japanese Yen,
  expiring 2/14/00.......        869,546        909,725       (40,179)
                           ---------------   ----------   --------------
                             $ 1,615,991     $1,616,271      $   (280)
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

      At December 31, 1999, the Intermediate-Term Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                              Value at
Foreign Currency           Settlement Date    Current      Appreciation
Sale Contracts               Receivable        Value      (Depreciation)
-------------------------  ---------------   ----------   --------------
Eurodollar,
  expiring 1/24/00.......    $ 1,279,620     $1,211,222      $ 68,398
Japanese Yen,
  expiring 2/14/00.......      1,445,860      1,512,668       (66,808)
                           ---------------   ----------   --------------
                             $ 2,725,480     $2,723,890      $  1,590
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

      Transactions in options written during the period ended December 31, 1999, were as follows:

                                           Number of    Premiums
Total Return Bond Portfolio                Contracts    Received
----------------------------------------   ---------    --------
Options outstanding at December 31,
  1998..................................        15      $ 2,872
Options written.........................       486      236,857
Options terminated in closing purchase
  transactions..........................       (76)     (61,935 )
Options expired.........................      (285)     (129,040)
                                               ---      --------
Options outstanding at December 31,
  1999..................................       140      $48,754
                                               ---      --------
                                               ---      --------


                                           Number of    Premiums
Intermediate-Term Bond Portfilio           Contracts    Received
----------------------------------------   ---------    --------
Options outstanding at December 31,
  1998..................................        24      $ 4,340
Options written.........................       548      300,147
Options terminated in closing purchase
  transactions                                (125)     (101,704)
Options expired.........................      (447)     (202,783)
                                               ---      --------
Options outstanding at December 31,
  1999..................................         0      $     0
                                               ---      --------
                                               ---      --------

--------------------------------------------------------------------------------
Note 5. Capital
      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest during the year ended December 31, 1999 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                           Increase/
                                                                of Dividends                           (Decrease)
                                               Shares               and               Shares           in Shares
Portfolio                                       Sold            Distributions       Reacquired        Outstanding
--------------------------------------      -------------       ------------       ------------       ------------
Large Capitalization Growth
  Portfolio...........................         5,316,176          1,844,182          (5,115,193)         2,045,165
Large Capitalization Value
  Portfolio...........................         4,949,283          2,840,847          (5,511,583)         2,278,547
Small Capitalization Growth
  Portfolio...........................         3,515,117          1,238,085          (4,434,609)           318,593
Small Capitalization Value
  Portfolio...........................         2,990,699            127,626          (4,083,584)          (965,259)
International Equity Portfolio........        31,285,882          1,444,349         (32,619,836)           110,395
International Bond Portfolio..........         1,036,333            173,070          (1,347,551)          (138,148)
Total Return Bond Portfolio...........         2,983,019            340,231          (2,891,426)           431,824
Intermediate-Term Bond Portfolio......         5,097,285            571,696          (4,435,925)         1,233,056
Mortgage Backed Securities Portfolio..         1,860,018            384,091          (2,447,653)          (203,544)

      Transactions in shares of beneficial interest during the year ended December 31, 1998 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                          Increase/
                                                                of Dividends                         (Decrease)
                                               Shares               and              Shares           in Shares
Portfolio                                       Sold            Distributions      Reacquired        Outstanding
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         3,830,971          1,197,514         (4,954,992)          73,493
Large Capitalization Value
  Portfolio...........................         3,668,396          1,982,225         (4,758,185)         892,436
Small Capitalization Growth
  Portfolio...........................         3,052,747            408,882         (3,755,087)        (293,458)
Small Capitalization Value
  Portfolio...........................         3,013,164            779,594         (3,677,883)         114,875
International Equity Portfolio........        25,575,077            901,284        (27,414,057)        (937,696)
International Bond Portfolio..........         1,135,046            142,350         (1,417,310)        (139,914)
Total Return Bond Portfolio...........         2,988,954            497,282         (1,866,519)       1,619,717
Intermediate-Term Bond Portfolio......         5,691,190            690,608         (5,350,123)       1,031,625
Mortgage Backed Securities Portfolio..         1,637,945            349,295         (1,876,495)         110,745

--------------------------------------------------------------------------------

               THE TARGET PORTFOLIO TRUST
               Report of Independent
               Accountants

The Shareholders and Trustees of
The Target Portfolio Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio (constituting The Target Portfolio Trust, hereafter referred to as the 'Trust') at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion expressed above. The accompanying financial highlights for the two periods in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 21, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2000

--------------------------------------------------------------------------------

               THE TARGET PORTFOLIO TRUST
               Federal Income Tax Information
               (unaudited)

   As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended December 31, 1999. Further, we wish to advise you of the percentage of the ordinary income dividends (excluding long-term capital gains distributions) paid in 1999 that qualify for the corporate dividends received deduction available to corporate taxpayers.

   Detailed below, please find the aggregate dividends and distributions, per share, paid by each portfolio during the year ended December 31, 1999 as well as the corporate dividend received deduction percentage:

                                                       Ordinary Dividends*                                              Corporate
                                                     ------------------------      Long-Term                            Dividend
                                                                 Short-Term      Capital Gains      Total Dividends     Received
Portfolio                                            Income    Capital Gains     Distributions     and Distributions    Deduction
--------------------------------------------------   ------    --------------    --------------    -----------------    ---------
Large Capitalization Growth Portfolio.............      --         $ 0.06            $2.314             $ 2.374              0%
Large Capitalization Value Portfolio..............   $.293           .008             1.833               2.134            100%
Small Capitalization Growth Portfolio.............      --             --             2.170               2.170              0%
Small Capitalization Value Portfolio..............    .120           .013              .085                .218            100%
International Equity Portfolio....................   0.396          0.158             1.134               1.688              0%
International Bond Portfolio......................    .336             --              .165                .501              0%
Total Return Bond Portfolio.......................   0.560             --                --               0.560              0%
Intermediate-Term Bond Portfolio..................   0.570             --                --               0.570              0%
Mortgage Backed Securities Portfolio..............    0.66             --                --                0.66              0%
U.S. Government Money Market
  Portfolio.......................................   0.045             --                --               0.045              0%

    * For federal income tax purposes, ordinary income dividends and short-term capital gains distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

     Further, we wish to advise you that during 1999, the International Equity Portfolio passed through a foreign tax credit of $.0439 per share.

               Important Notice For Certain
               Shareholders (unaudited)

   Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following Target portfolios from U.S. Government obligations for the calendar year 1999.

   To determine the amount of your dividends which may be exempt from state and local tax, simply multiply the amount in Box 1 of your 1099-Div (Ordinary Dividends) by the percentage listed below. These percentages do not apply to taxable capital gain distributions paid by the portfolios.

   The International Equity Portfolio has elected to give the benefit of foreign tax credit to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended December 31, 1999 the International Equity Portfolio intends on passing through $.0439 of ordinary income distributions as a foreign tax credit.

                                  Percentage of Interest from
                                        U.S. Government
Portfolio*                                obligations
-------------------------------   ---------------------------
Small Capitalization Value
  Portfolio....................               6.58%
International Equity
  Portfolio....................               6.33%
International Bond Portfolio...               5.66%
Total Return Bond Portfolio....               5.81%
Intermediate-Term Bond
  Portfolio....................               5.91%
Mortgage Backed Securities
  Portfolio....................               1.94%
U.S. Government Money Market
  Portfolio....................              11.41%

   * Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude 1999 U.S. interest income from state and local taxes.

   Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your Prudential Securities Financial Adviser.

--------------------------------------------------------------------------------

               THE TARGET PORTFOLIO TRUST
               Supplemental Proxy Information
               (unaudited)

   A Special Meeting of Shareholders of the Target Portfolio Trust was held on November 8, 1999 at Prudential Plaza, 751 Broad Street, 24th Floor, Newark, New Jersey 07102. The meeting was held for the following purposes:

(1) To elect Trustees as follows: Eugene C. Dorsey, Robert F. Gunia, Robert E. LaBlanc, Douglas H. McCorkindale, Thomas T. Mooney, David R. Odenath, Jr., Stephen Stoneburn, John R. Strangfeld, Jr., Clay T. Whitehead.

(2) To ratify the selection of Board of Trustees of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

(3) through (12) To approve certain changes to the Fund's fundamental investment restrictions.

The results of the proxy solicitation on the above matters were as follows:

                                                          Votes for       Votes against     Abstentions
                                                         ------------     -------------     -----------
(1) Trustee/Matter
   a) Eugene C. Dorsey...............................     231,616,946               --       1,119,226
   b) Robert F. Gunia................................     231,648,358               --       1,087,814
   c) Robert E. LaBlanc..............................     231,650,002               --       1,086,170
   d) Douglas H. McCorkindale........................     231,620,925               --       1,115,247
   e) Thomas T. Mooney...............................     231,632,124               --       1,104,048
   f)  David R. Odenath, Jr..........................     231,646,587               --       1,089,585
   g) Stephen Stoneburn..............................     231,648,684               --       1,087,488
   h) John R. Strangfeld, Jr.........................     231,655,779               --       1,080,393
   i) Clay T. Whitehead..............................     231,644,722               --       1,091,450

2) PricewaterhouseCoopers LLP                             231,340,650          525,898         869,624

3) Approval of certain changes to the Large Capitalization Growth Portfolio's fundamental investment restrictions regarding
   a) Issuance of senior securities..................       6,413,860          207,612         281,675
   b) Diversification................................       6,500,341          159,244         243,562
   c) Unseasoned issuers.............................       6,358,852          283,277         261,018
   d) Investment in shares of other investment
      companies......................................       6,331,717          323,041         248,389
   e) Investments in oil, gas or other mineral
      exploration or develop.........................       6,347,166          305,987         249,994
   f) Securities lending.............................       6,339,877          297,700         265,570
   g) Purchase and sale of commodities or commodity
      contracts......................................       6,284,790          363,297         255,060

4) Approval of certain changes to the Large Capitalization Value Portfolio's fundamental investment restrictions regarding
   a) Issuance of senior securities..................       6,235,632          204,766         256,542
   b) Diversification................................       6,296,329          178,323         222,288
   c) Unseasoned issuers.............................       6,184,162          275,089         237,689
   d) Investment in shares of other investment
      companies......................................       6,170,149          304,726         222,065
   e) Investments in oil, gas or other mineral
      exploration or develop.........................       6,165,640          303,659         227,641
   f) Securities lending.............................       6,168,412          278,042         250,486
   g) Purchase and sale of commodities or commodity
      contracts......................................       6,122,518          358,356         216,066

--------------------------------------------------------------------------------

                                                          Votes for       Votes against     Abstentions
                                                         ------------     -------------     -----------
5) Approval of certain changes to the Small Capitalization Growth Portfolio's fundamental investment restrictions regarding
   a) Issuance of senior securities..................       3,240,621          110,211         133,067
   b) Diversification................................       3,269,182           89,223         125,494
   c) Unseasoned issuers.............................       3,212,159          142,217         129,523
   d) Investment in shares of other investment
      companies......................................       3,203,846          154,620         125,433
   e) Investments in oil, gas or other mineral
      exploration or develop.........................       3,199,634          155,190         129,075
   f) Securities lending.............................       3,197,347          156,699         129,853
   g) Purchase and sale of commodities or commodity
      contracts......................................       3,163,605          188,844         131,450

6) Approval of certain changes to the Small Capitalization Value Portfolio's fundamental investment restrictions regarding
   a) Issuance of senior securities..................       3,042,043          105,940         130,443
   b) Diversification................................       3,066,484           90,117         121,825
   c) Unseasoned issuers.............................       3,021,468          132,950         124,008
   d) Investment in shares of other investment
      companies......................................       2,999,446          156,354         122,626
   e) Investments in oil, gas or other mineral
      exploration or develop.........................       3,005,287          147,457         125,682
   f) Securities lending.............................       3,009,417          141,700         127,309
   g) Purchase and sale of commodities or commodity
      contracts......................................       2,968,890          186,941         122,595

7) Approval of certain changes to the International Equity Portfolio's fundamental investment restrictions regarding
   a) Issuance of senior securities..................       5,067,985          148,744         195,508
   b) Diversification                                       5,114,229          122,614         175,394
   c) Unseasoned issuers.............................       5,022,088          208,728         181,421
   d) Investment in shares of other investment
      companies......................................       5,006,327          226,412         179,498
   e) Investments in oil, gas or other mineral
      exploration or develop.........................       4,988,297          241,870         182,070
   f) Securities lending.............................       5,019,952          211,402         180,883
   g) Purchase and sale of commodities or commodity
      contracts......................................       4,975,861          261,051         175,325

8) Approval of certain changes to the International Bond Portfolio's fundamental investment restrictions regarding
   a) Issuance of senior securities..................       1,178,234           21,957          33,955
   c) Unseasoned issuers.............................       1,181,623           16,590          35,933
   d) Investment in shares of other investment
      companies......................................       1,180,368           20,415          33,363
   e) Investments in oil, gas or other mineral
      exploration or develop.........................       1,172,702           29,373          32,071
   f) Securities lending.............................       1,175,895           28,549          29,702
   g) Purchase and sale of commodities or commodity
      contracts......................................       1,182,446           20,534          31,166

--------------------------------------------------------------------------------

                                                          Votes for       Votes against     Abstentions
                                                         ------------     -------------     -----------
9) Approval of certain changes to the Total Return Bond Portfolio's fundamental investment restrictions regarding
   a) Issuance of senior securities..................       2,361,568           83,292         108,690
   b) Diversification................................       2,370,838           73,772         108,940
   c) Unseasoned issuers.............................       2,374,030           71,067         108,453
   d) Investment in shares of other investment
      companies......................................       2,324,754          123,878         104,918
   e) Investments in oil, gas or other mineral
      exploration or develop.........................       2,334,751          112,993         105,806
   f) Securities lending.............................       2,353,447           91,017         109,086
   g) Purchase and sale of commodities or commodity
      contracts......................................       2,329,896          114,160         109,494

10) Approval of certain changes to the Intermediate-Term Bond Portfolio's fundamental investment restrictions regarding
   a) Issuance of senior securities..................       4,157,007          123,544         192,939
   b) Diversification................................       4,159,190          126,371         187,929
   c) Unseasoned issuers.............................       4,097,770          186,991         188,729
   d) Investment in shares of other investment
      companies......................................       4,081,326          205,083         187,081
   e) Investments in oil, gas or other mineral
      exploration or develop.........................       4,112,262          181,745         179,483
   f) Securities lending.............................       4,126,452          163,598         183,440
   g) Purchase and sale of commodities or commodity
      contracts......................................       4,102,581          193,141         177,768

11) Approval of certain changes to the Mortgage Backed Securities Portfolio's fundamental investment restrictions regarding
   a) Issuance of senior securities..................       2,754,900           49,164          84,004
   b) Diversification................................       2,760,416           51,261          76,391
   c) Unseasoned issuers.............................       2,729,869           78,009          80,190
   d) Investment in shares of other investment
      companies......................................       2,719,630           92,507          75,931
   e) Investments in oil, gas or other mineral
      exploration or develop.........................       2,736,025           72,644          79,399
   f) Securities lending.............................       2,737,120           74,904          76,044
   g) Purchase and sale of commodities or commodity
      contracts......................................       2,719,863           89,943          78,262

12) Approval of certain changes to the U.S. Government Money Market Portfolio's fundamental investment restrictions regarding
   a) Issuance of senior securities..................     105,938,549        1,338,019         818,909
   b) Diversification................................     106,194,607        1,114,507         786,363
   c) Unseasoned issuers.............................     104,794,578        2,520,175         780,724
   d) Investment in shares of other investment
      companies......................................     106,131,131        1,490,747         473,599
   e) Investments in oil, gas or other mineral
      exploration or develop.........................     104,820,368        2,615,253         659,856
   f) Securities lending.............................     105,890,636        1,430,526         774,315
   g) Purchase and sale of commodities or commodity
      contracts......................................     105,119,249        2,253,174         723,054

--------------------------------------------------------------------------------

Target's Shareholder Services

Target strives to demonstrate that top managers can make a difference, asset allocation can limit volatility, and quality services are worth paying for. So here's a sampling of the services you receive as a Target shareholder. This short list should confirm that your choice to use Target was the right one for you and your family.

Consulting Services
    1)  A Financial Advisor's professional guidance.
    2)  Questionnaire process addresses your investment needs.
    3) Personalized investment policy statement (the Evaluation) details your risk profile.
    4) Ninety recommended asset allocations or unlimited number of customized allocations are available.
    5)  Access to top investment advisers who manage Target portfolios.
    6) Adviser monitoring helps ensure that they perform as expected over the long term.
    7)  Adviser changes are made if long-term performance is poor.
    8) Free, unlimited allocation changes help you react to changing market conditions.
    9) Research services from Ibbotson Associates are used for allocation construction.
   10) IRA analysis details your overall IRA allocation and suggests a new one, if appropriate.

(ICON)

Reporting Services
    1) Customized quarterly reports contain time-weighted and dollar-weighted returns.
    2) Detailed tax information, including gains, losses and average cost per share.
    3) Quarterly market commentaries address stock, bond and international markets.
    4) Quarterly adviser comments focus on their specific market expertise.

Large Capitalization
Growth Portfolio

Average Annual Total Returns
With Advisory Fee       One Year    Five Years    Since Inception (1/5/93)
                         53.05%      30.76%              20.44%
Without Advisory Fee    One Year    Five Years    Since Inception (1/5/93)
                         55.37%      32.74%              22.28%

Comparison of Change in Value of a $10,000 Investment
(GRAPH)


Past performance is not indicative of
future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Large Capitalization Growth
Portfolio with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential
Securities Target Program of 1.50% annually.
For individual retirement plans and
qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 20.74% and the growth of a $10,000 investment would have been $37,332.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of large-cap equity funds, and other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Large Capitalization
Value Portfolio

Average Annual Total Returns
With Advisory Fee       One Year    Five Years    Since Inception (1/5/93)
                         -5.80%       14.85%              10.64%
Without Advisory Fee    One Year    Five Years    Since Inception (1/5/93)
                         -4.37%       16.59%              12.32%

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Large Capitalization Value Portfolio with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December
31), as measured on a quarterly basis, beginning in 1993.
The graph and the accompanying table
take into account the maximum quarterly investment advisory fee associated with the Prudential Securities
Target Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 10.91% and the growth of a $10,000 investment would have been $20,628.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies.
It gives a broad look at how stock prices have performed. The S&P 500 Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of large-cap equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Small Capitalization
Growth Portfolio

Average Annual Total Returns
With Advisory Fee       One Year    Five Years    Since Inception (1/5/93)
                         27.27%       17.09%          13.87% (13.86)
Without Advisory Fee    One Year    Five Years    Since Inception (1/5/93)
                         29.20%       18.86%          15.61% (15.60)

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Small Capitalization Growth Portfolio with a similar investment in the Russell 2000 Index
(Russell 2000) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31), as measured on a quarterly basis, beginning in 1993.
The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential
Securities Target Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 14.16% and the growth of a $10,000 investment would have been $25,228. Without waiver of management fees and/or expense subsidizations, the Portfolio's average annual total returns would have been lower, as indicated in parentheses ( ).

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities in the Index may differ substantially from the securities in the Portfolio. The
Index is not the only one that may be used to characterize performance of small-cap equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Small Capitalization
Value Portfolio

Average Annual Total Returns
With Advisory Fee       One Year    Five Years    Since Inception (1/5/93)
                         -0.12%       10.64%           9.52% (9.51)
Without Advisory Fee    One Year    Five Years    Since Inception (1/5/93)
                          1.39%       12.32%          11.18% (11.17)


Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Small Capitalization Value Portfolio with a similar investment in the Russell 2000 Index
(Russell 2000) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December
31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target
Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 9.79% and the growth of a $10,000 investment would have been $19,213. Without waiver of management fees and/or expense subsidizations, the Portfolio's average annual total returns would have been lower, as indicated in parentheses ( ).

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized
U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.
The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of small-cap equity funds, and other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

International Equity
Portfolio

Average Annual Total Returns
With Advisory Fee       One Year    Five Years    Since Inception (1/5/93)
                         21.46%       14.20%               14.01%
Without Advisory Fee    One Year    Five Years    Since Inception (1/5/93)
                         23.30%       15.93%               15.75%

Comparison of Change in Value of a $10,000 Investment
(GRAPH)


Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target International Equity Portfolio with a similar investment in the Morgan
Stanley Capital International Europe, Australia, Far East
Index (MSCI EAFE Index) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 14.30% and the growth of a $10,000 investment would have been $25,447.

The MSCI EAFE Index is a weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The
MSCI EAFE Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of international equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

International Bond
Portfolio

Average Annual Total Returns
With Advisory Fee       One Year    Five Years    Since Inception (5/17/94)
                        -6.82%      1.87% (1.85)       1.69% (1.60)
Without Advisory Fee    One Year    Five Years    Since Inception ( 5/17/94)
                        -5.88%      2.90% (2.87)       2.71% (2.63)

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target International Bond Portfolio with a similar investment in the Salomon Smith Barney Non-U.S.
World Government Bond Index (WB Index) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31), as measured on a quarterly basis, beginning in 1994. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target
Program of 1.00% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 1.33% and the growth of a $10,000 investment would have been $10,775. Without waiver of management fees and/or expense subsidizations, the Portfolio's average annual total returns would have been lower, as indicated in parentheses ( ).

The WB Index is an index that measures the total return performance of high-quality securities in major sectors of the international bond market.
The WB Index covers approximately 600 bonds from 17 currencies, and comprises only high-quality, straight issues. The Index is calculated on both a weighted and an unweighted basis. The WB Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.
The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of international bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Total Return Bond
Portfolio

Average Annual Total Returns
With Advisory Fee       One Year    Five Years    Since Inception (1/5/93)
                         -1.66%     7.02% (7.00)       5.59% (5.52)
Without Advisory Fee    One Year    Five Years    Since Inception (1/5/93)
                         -0.67%     8.10% (8.08)       6.66% (6.58)

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results.
Principal and investment return will
fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target
Total Return Bond Portfolio with a similar investment in the Lehman Brothers Government/Corporate Bond Index
(the Index) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.00 % annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 5.22% and the growth of a $10,000 investment would have been $14,273. Without waiver of management fees and/or expense subsidizations, the Portfolio's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprising publicly traded intermediate and long-term government and corporate debt with an average maturity of ten years. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities in the Index may differ substantially from the securities in the Portfolio.
The Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Intermediate-Term
Bond Portfolio

Average Annual Total Returns
With Advisory Fee       One Year    Five Years    Since Inception (1/5/93)
                         0.29%         6.62%             5.39% (5.38)
Without Advisory Fee    One Year    Five Years    Since Inception (1/5/93)
                         1.30%         7.69%             6.46% (6.44)

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Intermediate-Term Bond Portfolio with a similar investment in the Lehman Brothers
Intermediate Government/Corporate Bond Index
(the Index) by portraying the initial
account values at the commencement of operations and at the end of the fiscal year (December 31), as measured on a quarterly basis, beginning in 1993.
The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target
Program of 1.00% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 5.02% and the growth of a $10,000 investment would have been $14,087.
Without waiver of management fees and/or expense subsidizations, the Portfolio's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprising securities issued or backed by the U.S. government and its agencies, and securities publicly issued by corporations, with one to 10 years remaining to maturity and rated investment grade. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities in the Index may differ substantially from the securities in the Portfolio.
The Index is not the only one that may be used to characterize performance of intermediate-term bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Mortgage Backed
Securities Portfolio

Average Annual Total Returns
With Advisory Fee       One Year    Five Years    Since Inception (1/5/93)
                         0.52%      6.51% (6.49)       5.52% (5.44)
Without Advisory Fee    One Year    Five Years    Since Inception (1/5/93)
                         1.54%      7.59% (7.56)       6.58% (6.51)

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target
Mortgage Backed Securities Portfolio with a similar investment in the Salomon Smith Barney Mortgage-Backed
Securities Index (the MBS Index) by portraying the initial account values at the commencement of operations and at the end of the fiscal year (December
31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.00% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 5.15% and the growth of a $10,000 investment would have been $14,203. Without waiver of management fees and/or expense subsidizations, the Portfolio's average annual total returns would have been lower, as indicated in parentheses ( ).

The MBS Index comprises 30-year and 15-year GNMA,
FNMA and FHLMC pass-through, and FNMA and FHLMC balloon mortgages. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities in the Index may differ substantially from the securities in the Portfolio. The Index is not the only one that may be used to characterize performance of mortgage-backed security funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

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(ICON)

Trustees
Eugene C. Dorsey
Robert F. Gunia
Robert E. LaBlanc
Douglas H. McCorkindale
Thomas T. Mooney
David R. Odenath, Jr.
John R. Strangfeld
Stephen Stoneburn
Clay T. Whitehead

Officers
John R. Strangfeld
President

Robert F. Gunia
Vice President

Grace C. Torres
Treasurer

Stephen M. Ungerman
Assistant Treasurer

David F. Connor
Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center One Station Plaza
Stamford, CT 06902

Delaware International
Advisers Ltd.
80 Cheapside
London, EC2V6EE
United Kingdom

Fleming Asset Management USA
320 Park Avenue
New York, NY 10022

Hotchkis and Wiley
800 West Sixth Street
Los Angeles, CA 90017

INVESCO Capital Management, Inc.
1315 Peachtree Street
Suite 500
Atlanta, GA 30309

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Oak Associates, Ltd.
3875 Embassy Parkway
Suite 250
Akron, OH 44333

Pacific Investment
Management Company
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset Management, LLC
4337 Pablo Oaks Court
Jacksonville, FL 32224

Wellington
Management Company
75 State Street
Boston, MA 02109

Wood, Struthers & Winthrop
Management Corp.
277 Park Avenue
New York, NY 10172

Distributor
Prudential Investment
Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund
Services LLC
Raritan Plaza One
Edison, NJ 08837

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

(ICON)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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TMF 158 E